                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


                          SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the Registrant { X }
Filed by a Party other than the Registrant {   }

Check the appropriate box:

{X}    Preliminary Proxy Statement
{ }    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
{ }    Definitive Proxy Statement
{ }    Definitive Additional Materials
{ }    Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


PGI INCORPORATED
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant


Payment of Filing Fee (Check the appropriate box):

{ }   No fee required.
{X} Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:
        N/A

        2)     Aggregate number of securities to which transaction applies:
        N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        As determined under Rule 0-11(c)(2), the cash to be received by PGI Incorporated is approximately $13,539,335.00 pursuant to a Sale Agreement between PGI Incorporated and The Nature Conservancy, Inc. based upon an appraisal by the State of Florida and The Nature Conservancy, Inc.

        4)     Proposed maximum aggregate value of transaction:
        Approximately $13,539,335.00
        -----------------------------------------------------------------------


        5)     Total fee paid:
        $2,707.87
        -----------------------------------------------------------------------



{ }     Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. N/A


        1)     Amount previously paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                             PRELIMINARY PROXY
                                                          Dated April 24, 1997

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OF PGI INCORPORATED
                         TO BE HELD --------, 1997

TO THE HOLDERS OF THE COMMON STOCK AND THE CLASS A CUMULATIVE PREFERRED STOCK OF PGI INCORPORATED:

      The Annual Meeting of Shareholders of PGI Incorporated (the "Company"), a Florida corporation, will be held at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, [DAY] [DATE] at 10:00 a.m., for the following purposes:

      1.    To elect directors;

      2. To consider and act upon a proposal to amend the Articles of Incorporation of the Company with respect to the vote required to secure shareholder approval for any agreement or plan of merger or consolidation between the Company and any other entity or the sale of substantially all of the assets of the Company;

      3. To consider and act upon a proposal to approve the Option Agreement For Sale and Purchase related to the sale by the Company's wholly-owned subsidiary, Sugarmill Woods, Inc., of approximately 4,890 acres of undeveloped real property located in Citrus County and Hernando County, Florida to The Nature Conservancy, Inc., (the "Sale Agreement") together with the related sale of the property and use of proceeds, as more particularly described in "Proposal Three" of the accompanying Proxy Statement; and

      4. To transact such other business as may properly come before the meeting and all adjournments thereof.

      The Board of Directors has fixed [DATE] As the record date for the determination of the holders of the Company's Common Stock and the holders of the Company's Class A Cumulative Preferred Stock entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.

                                     By Order of the Board of Directors

                                     ----------------------------------
                                     Secretary

May     , 1997
    ----

      EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE RETURN ENVELOPE DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                         PRELIMINARY PROXY
                                                      Dated April 24, 1997

                          PGI INCORPORATED
                           PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS

      The enclosed proxy is solicited on behalf of the Board of Directors of PGI Incorporated (the "Company"), for use at the Annual Meeting of its shareholders to be held at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, [DAY] [DATE] at 10:00 a.m. CDT. Anyone giving such proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company at the address indicated below,
(ii) properly submitting to the Company a duly executed proxy bearing a later date or (iii) appearing in person at the Annual Meeting and voting in person.

      If no contrary instructions are indicated on the proxy, the proxy will be voted FOR the following: (i) the election of the two nominees named herein as directors; (ii) the amendment of the Company's Articles of Incorporation to rescind Article VII which would have the effect of reducing to a simple majority of the Company's Common Stock and its Class A Cumulative Preferred Stock outstanding, the vote required to approve certain significant corporate transactions, including any agreement or plan of merger or consolidation between the Company and any other entity or the sale of substantially all of the assets of the Company; and (iii) the Sale Agreement, and the related sale transaction and use of proceeds as more particularly described herein, related to the sale by the Company's wholly-owned subsidiary, Sugarmill Woods, Inc., of approximately 4,890 acres of undeveloped real property located in Citrus County and Hernando County, Florida to The Nature Conservancy, Inc. If matters other than those set forth above properly come before the meeting, the proxy will be voted by the persons named herein in a manner which they consider to be in the best interests of the Company.

      The Company's principal executive office is located at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105. The Proxy Statement and the accompanying form of proxy are first being sent to the holders of the Common Stock and the Class A Cumulative Preferred Stock (collectively, the "Shareholders") on or about the [DAY] Of [MONTH], 1997.

                               VOTING

      Only the holders of record of Common Stock and Class A Cumulative Preferred Stock ("Preferred Stock) on [MONTH] [DAY], 1997 (the "Record Date") are entitled to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on that date, 3,317,555 and 2,000,000 shares of Common Stock and Preferred Stock, respectively, were issued and outstanding.

      VOTING ON ELECTION OF DIRECTORS AND PROPOSAL THREE. The Company's governing documents provide that the number of members of the Board of Directors shall be fixed by resolution of the Board of Directors. The Board of Directors is presently comprised of two members.

      The Florida Business Corporation Act provides that unless otherwise set forth in a company's articles of incorporation, a majority of the outstanding shares of capital stock, present in person or by proxy, constitutes a quorum for the transaction of business at an annual meeting or special meeting of stockholders.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

      The Certificate of Designation by which the Preferred Stock was created (the "Certificate of Designation"), provides that if a default in the payment of dividends on such shares exists, the holders of such shares have the right to increase the number of directors constituting the Board of Directors by such number as shall equal a majority of the Board. These additional directors are referred to as the ("Preferred Directors"). The Company is in default in the payment of dividends on the Preferred Stock. In accordance with the Certificate of Designation, the holders of the outstanding Preferred Stock have the right, therefore, to elect Preferred Directors. Additionally, at any annual or special meeting held at such time when there exists a default in payment of the Preferred Stock Dividends, the presence of the holders of a majority of the outstanding shares of Preferred Stock shall be required to constitute a quorum for the election of Preferred Directors, regardless of the absence of a quorum of the holders of the Common Stock for that purpose. The holders of the Preferred Stock have not taken any actions to exercise their right to elect Preferred Directors. Therefore, two members are to be elected by the holders of the Common Stock and the Preferred Stock voting as a single class at the Annual Meeting, each to serve for a term of one year or until his successor shall be elected or appointed.

      Shares represented by proxies which are marked to "withhold authority" with respect to the election of one or more nominees for election as directors will be counted for the purpose of determining the presence or absence of a quorum at the Annual Meeting. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. Consequently, any shares represented at the Annual Meeting, but not voted for any reason, have no impact on the election of directors.

      Shares represented by proxies which are marked to "abstain" with respect to the approval of Proposal Three will be counted for the purpose of determining the presence or absence of a quorum at the Annual Meeting. The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve Proposal Three. Consequently, any shares represented at the Annual Meeting but not voted for any reason, except those shares held by a broker or nominee in street name for a customer in which an indication is made on the form of proxy that it does not have discretionary authority as to certain shares to vote on such matter (a "Broker Non-Vote"), have the effect of a vote against Proposal Three.

      Broker Non-Votes will be counted for the purpose of determining the presence or absence of a quorum at the Annual Meeting, however Broker Non-votes are not to be counted for the purpose of determining the number of shares present at the Annual Meeting and entitled to vote on Proposal Three. Therefore, a Broker Non-Vote has no impact on the approval of Proposal Three.


      VOTING ON PROPOSAL TWO.

      Pursuant to the Company's Articles of Incorporation, the approval of two-thirds of the outstanding Common Stock and Preferred Stock, voting as a single class and entitled to vote at the Shareholders' meeting, is required to rescind Article VII thereof.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

      Abstentions are those shares which are entitled to be voted at the annual or special meeting but which are not voted at the direction of the Shareholder.

      Accordingly, abstentions and Broker Non-Votes with respect to matters that require the affirmative vote of a certain percentage of the outstanding stock otherwise entitled to vote, such as Proposal Two, the rescission of the Company's Articles of Incorporation Article VII, have the effect of a vote against such proposal.


                            PROPOSAL ONE:
                        ELECTION OF DIRECTORS

      The Board of Directors is comprised of two members.

      The Board of Directors recommends that the Shareholders consider and approve the following nominees as the Directors to be elected in 1997 and to serve for a one year term or until their successors are duly elected and qualified:

           Andrew S. Love, Jr.
           Laurence A. Schiffer

      The nominees are all current members of the Board of Directors. The Board of Directors has no reason to doubt the availability of the nominees and each member has indicated a willingness to serve if elected.

      The proxy holders designated in the enclosed proxy intend to vote in favor of the election of the two nominees named above as the directors of the Company unless the shareholder indicates that the vote should be withheld or unless contrary instructions are provided in the proxy form. If the proxy form is signed and returned without contrary instructions, the proxy holder will vote FOR The Board's slate of nominees.


     INFORMATION REGARDING THE NOMINEES FOR ELECTION AS DIRECTOR

      Andrew S. Love, Jr. .... Chairman of the Company's Board since May 1987;
Secretary since February 1994; Chairman of the Board of Love Real Estate Company and Chairman and Secretary of Love Investment Company since 1973; Partner in the St. Louis based law firm of Bryan, Cave, McPheeters & McRoberts until 1991; Director of Heartland Bank and Chairman of Love Savings Holding Company, the parent company of Heartland Bank since 1985; Age 53.

      Laurence A. Schiffer.... Director of the Company since April 1987; Vice
Chairman of the Company's Board of Directors since May 1987; President & CEO since February 1994; President and CEO of Love Real Estate Company and Love Investment Company since 1973; Member of the Real Estate Board of Metropolitan St. Louis and the National Association of Real Estate Boards; Chairman of Heartland Bank and President of Love Savings Holding Company, the parent company of Heartland Bank, since December 1985; Age 57.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

              INFORMATION ABOUT THE BOARD OF DIRECTORS

      During the fiscal year ended December 31, 1996, all actions of the Board of Directors were taken by consent actions without a formal meeting.

      The Company's Board of Directors does not have a standing audit, nominating or compensation committee.

      The directors receive no compensation for serving on the Board of Directors.


                       EXECUTIVE COMPENSATION

      The following table summarizes the total compensation paid to the Chief Executive Officer for fiscal years 1996, 1995 and 1994.

   NAME &                                           OTHER ANNUAL          LONG TERM        ALL OTHER
  POSITION         YEAR    SALARY    BONUS          COMPENSATION         COMPENSATION     COMPENSATION
------------------------------------------------------------------------------------------------------
Laurence           1996      0         0                 0                    0                0<F1>
A. Schiffer        1995      0         0                 0                    0                0<F1>
                   1994      0         0                 0                    0                0<F1>
Paula F.           1994      0         0                 0                    0              25,000
McQueen

     <F1> See "Certain Relationships and Related Transactions" relating to compensation paid to Mr. Schiffer by Love Real Estate Company.

      There are no outstanding stock options under any Company stock option plan.


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT

      The Common Stock has a par value of $.10 per share with 25,000,000 authorized shares; as of the record date, 3,317,555 Common shares were issued and outstanding. The Preferred Stock has a par value of $1.00 per share with 5,000,000 shares authorized; 2,000,000 shares of Preferred Stock are issued and outstanding.

      The table below provides the names and addresses of each person or entity of which the Company is aware who beneficially owned more than 5% of the outstanding Common Stock or the Preferred Stock of the Company as of March 31, 1997.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

                                                                                         PERCENT OF
  CLASS            NAME AND ADDRESS OF           AMOUNT               PERCENT             COMPANY
OF STOCK            BENEFICIAL OWNER           & NATURE<F1>          OF CLASS              VOTE
---------------------------------------------------------------------------------------------------
Common         Estate of Harold Vernon          998,777<F2><F3>       30.1%                 18.8%
($.10 par      3201 W. Rolling Hills Circle
value)         Fort Lauderdale, FL 33328

               Alfred M. Johns                  312,401<F4>            9.4%                  5.9%
               One Woodland Drive
               Punta Gorda, FL 33982

               Love-PGI Partners, L.P.          385,516<F5>           11.6%                  7.3%
               ("L-PGI")
               212 S. Central #201
               St. Louis, MO 63105

Preferred      Alfred M. Johns                  125,000<F6>           6.25%                  2.4%
(Class A)      One Woodland Drive
($1.00 par     Punta Gorda, FL 33982
value)

               Love-PGI Partners, L.P.        1,875,000<F5>          93.75%                 35.3%
               212 S. Central #201
               St. Louis, MO 63105

---------------------------

      <F1>  The above table does not include 2,595,356 shares of Common Stock that may be received upon conversion of the Company's
            Convertible Secured Debentures or 2,004,382 shares of Common Stock related to unpaid dividends on the issued and outstanding shares of the Company's Preferred Stock. The Board of
            Directors has indicated it may authorize the issuance of the 2,004,382 shares of Common Stock, representing the dividends on the Preferred Stock unpaid as of April 25, 1995, prior to the Record Date, in which event such shares would be eligible to be voted at the Annual Meeting. If such shares are issued, L-PGI would receive 1,861,069 of the shares and Mr. Johns would receive 143,313 shares. Accordingly, L-PGI would control approximately 56.3% of the Company vote and L-PGI, together with Mr. Johns, would control approximately 64.2% of the Company vote. See "Certain Relationships and Related Transactions".

      <F2>  The shares are currently in the possession of the Federal Deposit
            Insurance Corporation ("FDIC") which is the receiver for First American Bank and Trust, Lake Worth, Florida ("First
            American").  First American previously made a loan to Mr.
            Vernon which was secured by these shares. The loan is in default and the Company understands that the FDIC has the right, pursuant to a pledge agreement, to vote the shares at any annual or special meeting of Shareholders. See also "Security Ownership of Management" for other beneficial ownership.

      <F3>  Information obtained from filings made with the Securities and
            Exchange Commission.


                                    -5-

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

      <F4>  Sole voting and investment power, except for 10,100 shares included in the table which are owned by Mr. Johns' wife.

      <F5>  The controlling general partner of L-PGI is Love Investment
            Company, a Missouri corporation owned by Mr. Love, Love's family members, the Estate of Martha Love Symington and Mr. Schiffer. Messrs. Love and Schiffer serve as the executive officers and directors of Love Investment Company. These shares are pledged to the FDIC, as successor in interest to Germania Federal Savings and Loan ("Germania"), as security for a loan made by Germania to L-PGI. L-PGI has the right to vote these shares. See also "Security Ownership of Management" for other beneficial ownership.

      <F6>  Sole voting and investment power.

                  SECURITY OWNERSHIP OF MANAGEMENT

      This table provides certain information regarding the security ownership for each director of the Company which includes the two nominees for directors and the Company's Chief Executive Officer, and all directors, nominees and executive officers as a group.

                                                           AMOUNT &
                                                           NATURE OF
                       AMOUNT & NATURE                     BENEFICIAL
                       OF BENEFICIAL                       OWNERSHIP OF
                       OWNERSHIP OF                        PREFERRED STOCK
                       COMMON STOCK AS         % OF        AS OF               % OF          % OF
 NAME AND AGE          OF MARCH 31,1997<F1>   CLASS        MARCH 31,1997       CLASS         VOTE
---------------------------------------------------------------------------------------------------
Andrew S.                  385,516            11.6%         1,875,000         93.75%         42.5%
Love, Jr.<F2>

Laurence A.                      0               0                  0             0             0
Schiffer<F2><F3>

ALL DIRECTORS,             385,516            11.6%         1,875,000         93.75%         42.5%
NOMINEES AND
EXECUTIVE
OFFICERS AS A
GROUP<F2>

---------------------------

      <F1>  The above table does not include 2,595,356 shares that may be received upon conversion of the Company's Convertible Secured Debentures or 2,004,382 shares related to unpaid dividends on the issued and outstanding shares of the Company's Preferred Stock. The Board of Directors has indicated if may authorize the issuance of the 2,004,382 shares of Common Stock, representing the dividends on the Preferred Stock unpaid as of April 25, 1995, prior to the Record Date, in which event such shares would be eligible to be voted at the Annual Meeting. If such shares are issued, L-PGI would receive 1,861,069


                                    -6-

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

            of the shares and would control approximately 56.3% of the Company vote. See "Certain Relationships and Related Transactions".

      <F2>  Reflects shares owned by L-PGI.

      <F3>  These numbers do not reflect any indirect ownership that Mr.
            Schiffer has in the Common Stock and Preferred Stock through L-PGI.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      As of March 25, 1995, the rights of the holders of the Preferred Stock to convert their shares into Common Stock expired pursuant to the terms of the Certificate of Designation. The Preferred Shareholders failed to file Forms 4 to reflect the change in beneficial interest as a result of the expiration of such conversion rights.


                              PROPOSAL TWO:
         RESCISSION OF ARTICLE VII TO THE ARTICLES OF INCORPORATION

      Pursuant to Article VII of the Company's Articles of Incorporation, any agreement or plan of merger or consolidation between the Company and any other entity, or the sale of substantially all of the assets of the Company to another entity, requires the approval of the holders of two-thirds of the Company's outstanding capital stock entitled to vote at the Shareholders' meeting at which the transaction is considered. Rescission of Article VII requires the approval by the holders of two-thirds of the Company's outstanding capital stock entitled to vote at the Shareholders' meeting at which such rescission is submitted. The Board of Directors has approved the amendment of the Articles of Incorporation to rescind Article VII and recommends that the Shareholders approve the amendment as well.

      If the amendment is approved, any agreement or plan of merger or consolidation between the Company and any other entity, or the sale of substantially all of the assets of the Company to another entity would require an affirmative vote by the holders of a simple majority of the holders of all the outstanding stock entitled to vote at any meeting during which such agreement or plan of merger or consolidation or sale is submitted.

      If approved by Shareholders, such amendment becomes effective immediately upon the Company's filing of the Amendment of the Articles of Incorporation with the Florida Secretary of State's Office.

      The Board of Directors believes that the amendment of the Articles of Incorporation to rescind Article VII is in the best interests of the Company because it will give the Board the flexibility it needs to direct and manage the affairs of the Company in an efficient, timely and effective manner. As discussed herein under "Proposal Three", the Company has concentrated on disposing in bulk of its undeveloped, platted, residential real estate in order to decrease its debt obligations. There is an increased likelihood that future bulk sales, such as that discussed in Proposal Three, may be required to be submitted to shareholders for approval. The Board believes that eliminating the two-thirds requirement, and relying instead on the simple majority requirement

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

as provided in the Florida Business Corporation Act, will enhance its ability to complete such bulk sales and strengthen the Company's financial condition.

      The proxy holders designated in the enclosed proxy intend to vote FOR Proposal Two, the rescission of Article VII of the Articles of Incorporation, unless contrary instructions are provided in the proxy form.

      The Board of Directors of the Company recommends that the Shareholders vote FOR Proposal Two.


                                PROPOSAL THREE:
                     OPTION AGREEMENT FOR SALE AND PURCHASE

      On January 31, 1997, Sugarmill Woods, Inc., a Florida corporation and a wholly-owned subsidiary of the Company, and L-PGI (collectively as "Seller"), entered into an Option Agreement For Sale and Purchase ("Sale Agreement") with The Nature Conservancy, Inc., an unrelated nonprofit District of Columbia corporation ("Purchaser"), for the sale and purchase of approximately 5,240 acres of certain undeveloped real estate located in Citrus County and Hernando County, Florida (the "Property"), of which approximately 4,890 acres is owned by the Company and 350 acres is owned by L-PGI.

      Negotiations regarding the Sale Agreement began in January of 1996 after Purchaser first contacted the Company in March of 1994 about its interest in acquiring the real estate. The address of the Purchaser, which often acts as an intermediary for States, is The Nature Conservancy, Inc., 222 S. Westmonte Drive, Suite 300, Altamonte Springs, Florida 32714. The Purchaser is a 501(c)(3) corporation that is sponsoring a conservation project for Florida's Conservation and Recreation Land program. The Company has been informed that the Purchaser and the State of Florida are interested in obtaining the Property, which is mostly an upland sand dune area, in order to preserve the land and to protect the endangered wildlife on the land. In addition, the Florida Department of Forestry is contemplating incorporating the Property into the adjacent Withlacoochee State Forest. In late August 1992, the
Florida Department of Transportation announced the route of the Suncoast Expressway. The Suncoast Express, Project I is intended to serve as an efficient, high capacity, high speed transportation facility connecting the Tampa area with destinations to the north. The route selected will intersect the Property. It is estimated that the Suncoast Expressway, which has been approved by the legislature of the State of Florida, will shorten the drive from Tampa Airport to the Property from 80 miles and more than 90 minutes to 44 miles and 45 minutes.

      The Company suspended the construction of homes and sale of homes and homesites in 1994. Starting in January 1996, the Company began concentrating on disposing in bulk of its undeveloped, platted, residential real estate in order to decrease its debt obligations. The Company envisioned selling off such real estate and retaining its undeveloped commercial real estate for future development or bulk sales depending on the profitability. The Company has not been successful in selling off its undeveloped residential real estate and is constantly seeking new opportunities to sell this real estate and to decrease its debt and stay in operation.

      If the proposed sale of the Property occurs, the Company's remaining assets will consist primarily of approximately 600 acres of undeveloped real estate. The Company intends to decide

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

after the sale whether it will pursue the development and sale of the real estate core business plans or whether it will attempt to sell such real estate in bulk. That decision will depend, in part, on whether the Company believes it can generate more revenue by developing and selling individual properties or by selling in bulk.

      The Sale Agreement was executed by the Company but is contingent upon Shareholder approval. Moreover, the Purchaser may choose not to exercise its option under the Sale Agreement. Purchaser paid an option payment of $100.00, and upon exercising the option, the purchase price for the Property is expected to be approximately $14,759,335 payable in cash by Purchaser subject to the adjustments below. Purchaser may assign the Sale Agreement to the State of Florida and if assigned then such purchase price may be paid by state warrant. Of the total purchase price, approximately $1,220,000 is expected to be allocated to the approximately 350 acres of the Property being sold by L-PGI, with the remaining $13,539,335 being allocated to the approximate 4,890 acres being sold by the Company. Based upon the above purchase price, the net proceeds to the Company would be approximately $13,089,335, after payment of approximately $450,000 as expenses related to the sale.

      The amount of the purchase price was computed at a price of $2,816.43 per acre. The purchase price is subject to adjustments for the following: the maximum value per acre permitted to be paid under Florida's statutes, the actual number of acres calculated after a survey, defects in title or marketability of the Property, and any charges for cleaning up hazardous materials. However, if any such adjustment exceeds $100,000.00, Seller shall have the right to terminate the Sale Agreement. Notwithstanding the final valuation of the Property by the State of Florida, the purchase price shall not exceed $14,759,335.00.

      The Company shall pay for and furnish a current boundary survey of the Property and a marketable title insurance commitment and related insurance policy to Purchaser.

      The Company shall also pay for and furnish to Purchaser a Phase 1 environmental assessment of the Property and if such assessment recommends a Phase 2 environmental assessment, then the Company shall pay for and furnish such Phase 2 environmental assessment. If such assessments confirm the presence of hazardous waste on the Property, then the Company may be liable for cleanup and monitoring the hazardous waste pursuant to the terms of the Sale Agreement.

      All real estate taxes and assessments shall be prorated between the Seller and Purchaser to the date of closing unless the Sale Agreement is assigned to the State of Florida and then such taxes and assessments shall be paid by Seller at closing.

      The option shall expire on May 28, 1997 if the Sale Agreement is not assigned to the State of Florida or not approved by the State of Florida before such date unless such date is extended. If the purchase is approved by the State of Florida, the option shall expire 120 days after the State of Florida's approval of the Sale Agreement unless extended. The Board believes that an extension will be given to the Company if necessary to consummate the transaction.

      Closing shall take place 15 days after the Purchaser exercises the option unless defects in the marketability of title exist or other necessary actions have not been taken by Seller.

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                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

      Under Florida law and the regulations of the Department of Business and Professional Regulation, Division of Land Sales, Condominiums and Mobile Homes ("Division"), the Company is required to report the proposed sale to the Division for its review and approval. The Company provided the Division with information and supporting documentation in April 1997, but there can be no assurance that the approval of the Division will be obtained or obtained in a timely manner.

      The Company believes the purchase price is equitable because the Property has been marketed locally and nationally for several years without bona fide offers. The Company believes the appraisals, as discussed below, indicate this is a fair price. There are two recent appraisals to which, at this time, only the Purchaser and the State of Florida are privy. The Company has been assured, however, that the purchase price represents no less than 90% of appraised value. The Company believes this is the best price it will be offered for the Property, because there are thousands of individual lots and many developments of bulk sale lots in the same general vicinity that are available at reasonable prices. They are included in both golf and non-golf communities. The cost to acquire, and upgrade the Property would probably be much greater than purchasing existing improved property. The past programs of the Company and other similar companies of selling lots off premises has virtually ceased. Therefore, owners of large tracts must find other uses.
The sale to the Purchaser is such a use. Any interested buyer of this Property will most likely encounter the same problems that the Company did with regard to development, platting, and reselling the Property, including such things as environmental and conservation laws, and the highly competitive nature of real estate sales in Florida. Additionally, it would be difficult to find someone to purchase the Property in bulk and the acquirer may have a difficult time obtaining financing given the problems past creditors of the Company had with respect to the financing of the Property.

      In addition to the Purchaser and State of Florida appraisals, L-PGI received an appraisal dated April 1997 from Lee Pallardy, Inc., an unaffiliated entity, which supports a value of $3,200 per acre, or an aggregate $1,220,000, for the 350 acres being sold by L-PGI and a value of $3,200 per acre, or an aggregate of $2,080,000 for the 650 acres being released from the mortgage securing, in part, the Company's 1989 Debentures. In September 1995, PGIP L.L.C. ("PGIP") contracted for an update to a prior appraisal conducted seven years ago on the bulk acreage owned by the Company and of which the Property is a part. Such updated appraisal reflected a value of approximately $4,855 per acre. In 1992, a predecessor of First Union National Bank of Florida, the Company's former primary bank lender, obtained an appraisal reflecting a value of approximately $2,930 per acre, and PGIP obtained another appraisal in September 1995, which reflected a value of approximately $2,500 per acre. Although the Company has in prior years received other appraisals which in some instances reflected a higher value than the value used to determine the purchase price, the Company believes that the more recent appraisals, particularly those obtained by the Purchaser and the State of Florida, reflect a more accurate valuation of the Property. See "Certain Relationships and Related Transactions."

      The net proceeds of the sale under the Sale Agreement will be first applied to retire all or most of the first mortgage indebtedness held by PGIP on the property proposed to be sold. See "Certain Relationships and Related Transactions." The principal balance of such indebtedness was $7,323,000 and $7,307,000 at March 31, 1997 and December 31, 1996, respectively. The accrued interest with respect thereto was $2,705,000 and $2,461,000 at March 31, 1997 and December 31, 1996, respectively. Approximately $2,080,000 of the remaining

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

net proceeds will be used to reduce the accrued interest and principal under the Company's 1989 Debentures and to obtain a release of the mortgage on a portion of the Property securing, in part, those debentures. Approximately $700,000 will be used to establish an escrow to substitute for a mortgage in favor of the Division of Florida Land Sales which encumbers part of the Property in order to assure completion of certain roads on property developed by the Company. The establishment of the escrow will be required in order to procure release of the aforementioned mortgage in order, in turn, to convey good title to the Property to the Purchaser. See "Certain Relationships and Related Transactions." Any remaining proceeds shall be used to pay the real estate taxes (including interest and penalties) on the Property ($685,000 and $636,000 at March 31, 1997 and December 31, 1996, respectively) with the balance, if any, to be used for general corporate purposes, which may include retirement of additional indebtedness, working capital needs, and operating obligations of the Company.

      The payment in full of accrued interest and principal as of March 31, 1997 on the first mortgage indebtedness held by PGIP would result in a shortfall in the ability of the Company to make all of the other payments specified above in the amount of approximately $825,000. As a result, the Company has requested that PGIP consider leaving in place part of the existing first mortgage indebtedness secured by a first mortgage lien on the approximately 600 acres of real property which will continue to be owned by the Company in an amount which would enable the Company to make all the payments specified above in full and, depending on the amount of the indebtedness PGIP agrees to leave in place, to provide additional funds with which the Company can meet operating expenses and other obligations of the Company. PGIP has indicated to the Company that it will entertain such request and that when, as and if approved by its members, it will leave indebtedness in place, and thereby make additional funds available to the Company, in such amount as may be approved by its members and subject to such other terms and conditions as shall be determined by PGIP.

      Pursuant to terms of the Articles of Incorporation, before any amount may be paid or distributed to the holders of the Common Stock or any other junior ranking class or series of stock, the holders of the Preferred Stock shall be entitled to be paid four dollars per share plus the accumulated and unpaid dividends thereon, out of the assets of the Corporation, whether such assets are capital or surplus. As of December 31, 1996, there was approximately $5,336,000 of earned and unpaid dividends on the Preferred Stock. Such amount may be reduced if the Board of Directors authorizes the issuance of Common Stock representing such earned and unpaid dividends as of April 25, 1995 on the Preferred Stock.

      The following table sets forth the unaudited pro forma balance sheet and statement of earnings of the Company giving effect to the consummation of the proposed sale of the Property as if the closing were December 31, 1996 and use of proceeds as described therein.

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                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

                                                              AT DECEMBER      PRO FORMA               AS
ASSETS                                                          31,1996        ADJUSTMENT           ADJUSTED
---------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, including
restricted cash of $1,140,000 and a
pro forma balance of $1,440,000<Fe>                          $ 1,152,000       $ 1,430,000<Fa>     $2,582,000

Receivables on real estate sales - net                           318,000               ---            318,000

Other receivables                                                 26,000               ---             26,000

Land and improvement inventories                               9,016,000        (7,748,000)<Fc>     1,268,000

Property and equipment - net                                      46,000               ---             46,000

Other assets                                                     759,000               ---            759,000
                                                             -----------

                                                             $11,317,000       $(6,318,000)        $4,999,000
                                                             ===========       ===========         ==========


                                                             AT DECEMBER       PRO FORMA              AS
  LIABILITIES                                                  31,1996         ADJUSTMENT          ADJUSTED
-------------------------------------------------------------------------------------------------------------
Accounts payable                                             $    78,000               ---        $    78,000

Other liabilities                                              1,428,000          (636,000)<Fa>       792,000

Accrued income taxes                                                 ---           107,000            107,000

Accrued interest:
      Primary lender                                           2,461,000        (2,461,000)<Fa>           ---

      Debentures                                               6,880,000        (1,325,000)<Fa>     5,555,000

      Other                                                    1,449,000               ---          1,449,000

Credit agreements:
      Primary lender                                           7,307,000        (6,482,000)<Fa>       825,000<Ff>

      Notes and mortgages payable                              3,667,000               ---          3,667,000

Convertible debentures payable                                 9,059,000               ---          9,059,000

Convertible debentures payable                                 1,500,000          (755,000)<Fa>       745,000
                                                             -----------       -----------        -----------

                                                              33,829,000       (11,552,000)        22,277,000
                                                             ===========       ===========        ===========



                                    -12-
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                                                         Dated April 24, 1997
                                                             AT DECEMBER        PRO FORMA                AS
    STOCKHOLDERS' DEFICIENCY                                   31,1996          ADJUSTMENT            ADJUSTED
-----------------------------------------------------------------------------------------------------------------
Preferred stock, par value $1.00 per
share; authorized 5,000,000 shares;
2,000,000 Class A cumulative
convertible shares issued and
outstanding; (liquidation preference of
$4.00 per share or $8,000,000)                                 2,000,000                              2,000,000

Common stock, par value $.10 per
share; authorized 25,000,000 shares;
3,317,555 shares issued and                                      332,000                                332,000
outstanding

Paid-in capital                                               13,698,000                             13,698,000

Accumulated deficit                                          (38,542,000)        5,234,000<Fd><Fb>  (33,308,000)
                                                            ------------

                                                             (22,512,000)        5,234,000          (17,278,000)
                                                            ------------
                                                            $ 11,317,000      $ (6,318,000)        $  4,999,000
                                                            ============      =============        ============


                                                               AT DECEMBER        PRO FORMA           AS
                                                                 31,1996         ADJUSTMENTS       ADJUSTED
------------------------------------------------------------------------------------------------------------
REVENUE
    Real estate sales                                        $       ---        $      ---        $      ---
    Interest income                                               87,000               ---            87,000
    Other income                                                 396,000         5,341,000<Fd>     5,737,000

                                                                 483,000         5,341,000         5,824,000

COSTS AND EXPENSES
    Cost of real estate sales                                        ---               ---               ---
    Selling expenses                                              11,000               ---            11,000
    General and administrative                                   843,000               ---           843,000
    Interest                                                   2,512,000               ---         2,512,000
    Other                                                         12,000               ---            12,000

                                                               3,378,000               ---         3,378,000

(LOSS) EARNINGS BEFORE INCOME                                 (2,895,000)              ---         2,446,000
TAXES
                                                                     ---           107,000<Fb>       107,000
INCOME TAXES

NET (LOSS) EARNINGS                                          $(2,895,000)       $5,234,000        $2,339,000



                                    -13-
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                                                            PRELIMINARY PROXY
                                                         Dated April 24, 1997

(Loss) Income per Share Common Stock
   Equivalents after Preferred Stock
   Dividends of 640,000 for 1996
    Primary net loss per Share                              $(1.07)
                                                            =======

Unaudited Pro Forma Net Income per
   Common Stock Equivalents Considering
   Preferred Stock Dividends of 640,000
   for 1996

Unaudited Pro Forma Earnings per Share                                                                  $  .45
                                                                                                        ======

-------------------------

      (a) To give effect of closing the proposed sale of 4,890 acres of unimproved land as of December 31, 1996 net of $450,000 of estimated closing expenses, less estimated use of such proceeds as follows on December 31, 1996:

            Payment to reduce primary lender note payable                       $6,482,000
            Payments to holder of mortgage securing 1989 debentures for
               release thereof, applied to accrued interest                      1,325,000
            Payment to reduce accrued interest due to primary lender             2,461,000
            Payment to holder of mortgage securing 1989 debentures for
               release thereof, applied to principal                               755,000
            Payment to satisfy real estate tax assessments including interest
               and penalties                                                       636,000

      (b) To give effect of estimate tax liability arising from the alternative minimum tax due to limitations on utilization of operating loss carry forward net of valuation allowance of $107,000.

      (c) To give effect of the reduction of the cost of unimproved land as if the sale had taken place on December 31, 1996.

      (d) To give effect of the net gain on sale of 4,890 acres of unimproved land.

      (e) To give effect to a $700,000 escrow to substitute for mortgage to assure completion of certain roads on land developed by the Company and release of $400,000 restricted cash leaving a pro forma balance of $1,440,000 in restricted cash at December 31, 1996.

      (f) Assumes that members of PGIP will approve a continued $825,000 first mortgage on the remaining 600 acres of land remaining in Company control.


      For accounting purposes, the proposed transaction will be recognized as a sale of land and a gain will be recognized to the extent of the differences between the historical carrying cost of the land being sold ($1,584.44 per acre with respect to the portion of the Property being sold by the Company) and the purchase price.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

      The tax effects of the gain will result in a required payment of approximately $107,000.00 representing 20% of 10% of the taxable income arising from operations and gain before loss carry forwards.
                                 ------ ---- ----- --------

      The Company believes that the sale price is fair and represents the best prospect for the Company to realize proceeds in a prompt bulk sale at a fair value. The Company has tried for many years to sell real estate in bulk or in large tracts to commercial and residential developers without success. In addition, its program of retail lot sales have become increasingly non-viable up until the time it was suspended. Even if the Company determines that retail lot sales have again become economically viable, and it is not the view of the Company that such is the case, the Company lacks the capital and financial resources to resume a program of retail lot sales. A condition of the continued forbearance by PGIP as the holder of the first mortgage indebtedness, which is in default, is that the Company proceed with a satisfactory program of land sales. The Company believes that, not only does it not have any other reasonable prospects to satisfy that requirement, but, the existing Sale Agreement does not represent a distress sale in price and terms but, rather, represents a fair result for the Company. In addition, the Company believes that the sale pursuant to the Sale Agreement represents the Company's best prospect to meet its financial obligations, in addition to the first mortgage indebtedness, and to realize a fair market value from the remaining acreage retained by the Company. The Company believes that, because of its proximity to the proposed Suncoast Expressway from Tampa and the proposed interchange between the Suncoast Highway and Highway 98, the value of the retained acreage will be enhanced as the highway improvements near completion.

      The proxy holders designated in the enclosed proxy intend to vote FOR Proposal Three, approval of the Sale Agreement and the related sale and use of proceeds unless contrary instructions are provided in the proxy form. If the proxy form is signed and returned without contrary instructions, the proxy holder will vote FOR Proposal Three, approval of the Sale Agreement, the sale transaction, and the use of proceeds.

      The Sale Agreement is contingent upon Shareholder approval of the Sale Agreement. Therefore, the Company is seeking such approval. The Company does not believe the proposed transaction represents a sale of all or substantially all of the Company's assets other than in the usual and regular course of business. Accordingly, approval of Proposal Three will require the approval of a majority of the outstanding shares of Common and Preferred Stock present and entitled to vote at the Annual Meeting. If the Board of Directors authorizes the issuance of Common Stock as payment of the unpaid dividends on the Preferred Stock prior to the Record Date, management will control 53.7% of the Company vote and management has indicated their intention to vote in favor of Proposal Three. See "Security Ownership of Certain Beneficial Owners and
Management."   If the sale were to be determined to be a sale of substantially all of the Company's assets other than in the usual and regular course of its business, then the

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                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

approval of two-thirds of the outstanding stock entitled to vote at the Annual Meeting would be required to consummate the related sale if Proposal Two is not approved by the Shareholders.

      The Board of Directors of the Company recommends that the Shareholders vote FOR Proposal Three.

                         DISSENTERS' RIGHTS

      Pursuant to Florida Business Corporation Act ("Act") Sections 607.1301,
607.1302 and 607.1320 and upon an action by a corporation to consummate a sale of all or substantially all, of the property of the corporation, other than in the usual and regular course of business ("Corporate Action"), a shareholder who is entitled to vote on the Corporate Action, may be entitled to exercise dissenter's rights and thus, obtain payment of the fair value of the shares owned by the dissenting shareholder. THE FOLLOWING DISCUSSION REPRESENTS
ONLY A SUMMARY OF THE FLORIDA STATUTES REGARDING THE RIGHTS OF
DISSENTING SHAREHOLDERS AND DOES NOT PURPORT TO BE COMPLETE.  THE
PRESERVATION AND EXERCISE OF DISSENTERS' RIGHTS ARE CONDITIONED ON
STRICT ADHERENCE TO THE APPLICABLE PROVISIONS OF THE ACT
HEREINABOVE REFERRED TO.  ANY SHAREHOLDERS WISHING TO EXERCISE
SUCH RIGHTS ARE ENCOURAGED TO REVIEW THE SECTIONS HEREINABOVE
REFERRED TO OF THE ACT AND TO CONSULT WITH THEIR OWN ATTORNEY.

      The Company does not believe that the proposed transaction involves a sale of substantially all of the Company's assets other than in the usual and regular course of its business. Nevertheless, it is providing the following description in order to allow shareholders to protect their rights, if the proposed transaction were determined to involve such a sale of substantially all of the Company's assets. Such rights are only available to record shareholders of the Company's shares and are not available to shareholders of unexercised options or other convertible securities.

      A dissenting shareholder must comply with all the following procedures:

            (i) Before a vote is taken on the Corporate Action, a shareholder shall give written notice to the Company of his intent to demand payment of the fair value for his shares if the Corporate Action is effectuated ("Notice of Intent"). Such Notice of Intent must be in addition to and separate from any proxy or vote abstaining from a vote on the Corporate Action.

            (ii) The shareholder does not vote his shares in favor of the Corporate Action. A vote or proxy against the Corporate Action alone does not constitute the required Notice of Intent to the Company. If a shareholder returns a proxy signed but does not specify a vote against approval of the Corporate Action or a direction to abstain, the proxy will be vote FOR the approval of the Corporate Action, which shall have the effect of waiving such shareholder's dissenting rights.

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                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

            (iii) Within 20 days of the Company's notification to the shareholder of the authorization of the Corporate Action, the shareholder shall file with the Company a written notice of election to dissent stating the shareholder's name and address, and the number, class, and series of the shares to which he dissents, and shall demand payment of the fair value of those shares and simultaneously deposit with the Company the certificates for any certificated shares ("Notice of Demand"). Any shareholder failing to file such Notice of Demand within the specified time shall be bound by the terms of the Corporate Action.

      All correspondence to the Company should be sent to 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, Attention: Andrew S. Love, Jr., Secretary. Any shareholder who fails to comply with the requirements
described herein shall be bound by the terms of the Corporate Action.   A
shareholder may dissent as to less than all shares registered in his name.

      A shareholder may withdraw a Notice of Demand at any time before the Company offers to purchase the shareholder's shares. Thereafter, a shareholder may not withdraw his Notice of Demand unless the Company consents.

      "Fair Value" means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the Corporate Action unless exclusion would be inequitable. "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken.

      After a shareholder gives Notice of Demand, he shall not have the right to receive dividends or distributions payable to shareholders of record after the close of business on the date of the shareholder's Notice of Demand and shall thereafter be entitled only to payment of fair value and shall not be entitled to vote or to exercise any other rights of a shareholder. The shareholder's rights may be restored only upon the following: (i) if Notice of Demand is withdrawn as provided in Section 607.1320 of the Act; (ii) the Corporate Action is abandoned or rescinded or the shareholders revoke the authorization to effect the Corporate Action; (iii) no demand or petition for the determination of fair value by a court has been made or filed within the time provided in Section 607.1320 of the Act; or (iv) a court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by Section 607.1320 of the Act.

      Within 10 days after the expiration of the period in which the shareholders gives Notice of Demand or within 10 days after such Corporate Action is effectuated, whichever is later, but in no case later than 90 days from the shareholders' authorization date, the Company shall make a written offer to each dissenting shareholder who has given Notice of Demand as provided in Section 607.1320 of the Act to pay an amount the Company estimates to be the fair value for such shares. The Company may condition its offer on the consummation of the Corporate Action if such has not been completed before expiration of the above 90 day period.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

      If within 30 days after the Company makes an offer to a dissenting shareholder to pay an amount the Company estimates to be the fair value for such shares, and such shareholder accepts the same, then payment shall be made within 90 days after the making of such offer or the consummation of the Corporate Action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

      If the Company fails to make an offer to a dissenting shareholder to pay an amount the Company estimates to be the fair value for such shares within the specified period or if the Company makes the offer and any dissenting shareholder fails to accept such offer within 30 days thereafter, then the Company may at its election during the specified period file an action in any court of competent jurisdiction in the county in Florida where the registered office of the Company is located, requesting that the fair value of such shares be determined. If the Company fails to make such request, any dissenting shareholder may do so in the name of the Company.

      A demand by dissenting shareholders of the fair value of their shares must be exercised by or for the shareholder of record, fully and correctly, as such shareholder's name appears on the certificate or certificates representing the stock. If the stock is owned of record in fiduciary capacity, such demand must be executed by the fiduciary. If the stock is owned by record by more than one person, such demand must be executed by all joint owners. If the stock is owned by a broker or nominee such demand must be executed by the broker or nominee. An authorized agent, may execute the demand for a shareholder of record; however, the agent must identify the record owner and expressly disclose that fact that, in exercising the demand, such person is acting as an agent for the record owner. A record owner, such as a broker who holds stock as a nominee for others, may exercise such rights with respect to the shares held for all or less than all beneficial owners of shares as to which such persons is the record owner. In such case, the demand must set forth the number of shares covered by such demand. If the number of shares is not specifically stated, then the demand will be presumed to cover all shares of stock outstanding in the name of such record owner.


           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company, in order to conserve cash and permit management to concentrate on achieving a sale of all or a portion of its real estate, has moved its administration and account offices to the offices of the Love Real Estate Company in St. Louis, Missouri. Love Real Estate Company, a Missouri corporation, is an affiliate of L-PGI, and is located at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105. A fee of $8,350 per month is paid to the Love Companies as reimbursement and compensation.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997


      The following services are provided to the Company by Love Real Estate
Company:

      1.    Maintain books of original entry;
      2.    Prepare quarterly and annual SEC filings;
      3.    Coordinate the annual audit;
      4. Assemble information for tax filing, review reports as prepared by tax accountants and file same;
      5.    Track shareholder records through transfer agent;
      6. Maintain policies of insurance against property and liability exposure;
      7.    Handle payroll and benefits for Sugarmill location; and
      8.    Handle day-to-day accounting requirements.
      9.    Telephone services and computer services.

      Effective as of March 25, 1987, the Company also entered into a Management Consulting Agreement with Love Real Estate Company ("Management Agreement"). As a consultant to the Company and in addition to the above services, Love Real Estate Company provides services, including, but not limited to, strategic planning, marketing and financing as requested by the Company. In consideration for these consulting services, the Company pays
Love Real Estate Company a quarterly consulting fee of one-tenth of one percent of the book value of the Company's assets, plus reasonable out-of-pocket expenses. As of December 31, 1996 the book value of the Company's assets was approximately $11.0 million. Consulting fees totaling $46,000 and $49,000 were accrued respectively during 1996 and 1995, of which $10,000 was paid in 1995. In July 1992 accrued management fees were reduced by $1,042,000 as partial consideration for the conveyance by the Company of 350 acres of property to L-PGI and of a mortgage thereof in favor of Love
Real Estate Company. Such property is part of the Property to be sold pursuant to the Sale Agreement. The Management Agreement will continue in effect until terminated upon 90 days prior written notice by a majority vote of the Company's directors who have no financial interest in Love Real Estate Company or in any Love Real Estate Company affiliated entity. Mr. Schiffer receives an annual salary from Love Real Estate Company but none of such salary is directly allocated to management services to the Company under the Management Agreement.

      In 1989, the Company sold an aggregate $2,282,451 principal amount of its Convertible Secured Debentures due April 30, 1991 (the "1989 Debentures"), in a private placement to Love-1989 Florida Partners, L.P., a limited partnership. The general partner of Love-1989 Florida Partners, L.P. is Love Investment Company, which is owned by Mr. Love, Mr. Love's family members, the Estate of Martha Love Symington and Mr. Schiffer. The above purchase by Love-1989 Florida Partners, L.P. of the 1989 Debentures held by Love-1989 Florida Partners, L.P. was funded in part with a loan from L-PGI. Love-1989 Florida Partners, L.P. has since repaid the debt to L-PGI in full, in part by transferring a portion of the 1989 Debentures held by Love-1989 Florida Partners, L.P. to L-PGI. In July 1992, as partial consideration for the

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

conveyance of 350 acres of property, the Company was able to retire the 1989 Debentures held by L-PGI in the principal amount of $782,000 together with $389,000 in accrued interest. The maturity date on all of the remaining 1989 Debentures was extended to July 8, 1997. The 1989 Debentures are in part collateralized by a second mortgage in favor of Love-1989 Florida Partners, L.P. on approximately 650 acres of property owned by the Company. The 350 acres and the 650 acres referred to above are included in the Property.

      As of December 31, 1996, Love-1989 Florida Partners, L.P. held $796,950 principal amount of the 1989 Debentures with respect to which there was at that date accrued and unpaid interest in the amount of $1,399,397. Pursuant to a transfer in 1990, $703,050 principal amount of the 1989 Debentures were transferred by Love-1989 Florida Partners, L.P. to one of its (now former) limited partners. That former limited partner continues to hold such debentures and as of December 31, 1996 there was accrued and unpaid interest with respect thereto in the amount of $1,204,277. The Company's primary lender credit agreements held by PGIP, however, prohibit the payment of interest on the 1989 Debentures until such time as the primary lender loans are repaid. Each month, to the extent interest on the 1989 Debentures are not paid in cash, the number of shares into which they are convertible will increase. If no interest were paid prior to maturity, at maturity the 1989 Debentures would be convertible into 2,595,356 shares of Common Stock. If the conversion rights of the 1989 Debentures were exercised in full, Love-1989 Florida Partners, L.P. and the former limited partner would together directly control 61.6% of the Company's voting stock, assuming no other conversions of other convertible securities.

      In 1985, a corporation owned by Alfred M. Johns, the former chairman, and his family made an uncollateralized loan to the Company which at December 31, 1996 had an outstanding balance, excluding accrued interest, of $176,000.00.

      On March 28, 1996, the Company's primary lender, First Union National Bank of Florida, assigned to PGIP L.L.C., a Missouri limited liability company, ("PGIP") all of its right, title and interest in its loan documents evidencing and securing its credit agreements with the Company, and the Company's subsidiaries, Sugarmill Woods, Inc., Burnt Store Marina, Inc., and Gulf Coast Credit Corporation. The largest invester in, and a manager of, PGIP is Love Savings Holding Company. Andrew S. Love, Jr. and Laurence A. Schiffer, the other managers of PGIP, own more than 50% of all the issued and outstanding voting stock of Love Savings Holding Company and serve as the directors and officers of the company. At the time of the assignment, the Company owed First Union $9,007,000.00 in principal and accrued interest. PGIP purchased such right, title and interest for approximately $5,548,000.00. As the purchaser of the loan documents, PGIP has a first mortgage on part of the Property owned by the Company and proposed to be sold under the Sale Agreement. PGIP accepted assignment of the credit agreements, which were in default and with respect to which the maturity of the indebtedness secured by the loan documents had been accelerated, and advised the Company that so long as the Company markets and sells its

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

remaining undeveloped land with satisfactory efforts and results, including payments out of sale proceeds to PGIP, PGIP does not intend to proceed with enforced collection of the principal and interest due under the loan documents. PGIP will agree to release the Property as payments of the net sales proceeds are made to PGIP. PGIP, as first mortgage holder of the Property, shall be paid first from the proceeds from such sale except to the extent otherwise agreed, and may profit if such sale takes place and the funds remitted to PGIP exceed the above referenced purchase price of $5,548,000.00.

      In January 1997, Sugarmill Woods, Inc, the Company's wholly-owned subsidiary, and L-PGI entered into a Sale Agreement with The Nature Conservancy, Inc. for the sale of approximately 5,240 acres of undeveloped real estate to The Nature Conservancy, Inc. L-PGI, a Missouri limited partnership, is managed by the general partner, Love Investment Company.
Andrew S. Love, Jr. is the Chairman and principal stockholder of Love Investment Company. Sugarmill Woods, Inc. owns 4,890 acres of the land subject to the Sale Agreement and L-PGI owns the remaining 350 acres. See "Proposal Three."

      Messrs. Love and Schiffer have varying degrees of personal financial stakes in the Company, Love-PGI Partners, L.P., Love-1989 Florida Partners, L.P., Love Investment Company, Love Real Estate Company, Love Savings Holding Company, and PGIP.

      The Company believes that the foregoing transactions were on terms comparable to those which would have been obtained from unaffiliated persons.

                   INDEPENDENT PUBLIC ACCOUNTANTS

      The Company is presently utilizing the services of BDO Seidman, LLP, the Company's independent auditor for the last two years, and the Company anticipates that BDO Seidman, LLP will be the auditor for the current fiscal year. Representatives of BDO Seidman, LLP will be present at the annual Shareholders' meeting and will be available to make a statement and respond to appropriate questions.


                       SHAREHOLDERS' PROPOSALS

      Any Shareholder proposal intended to be present at the 1998 Annual Meeting must be received by the Company at its principal office for inclusion in the proxy statement no later than ---------------.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

                            OTHER MATTERS

      As stated elsewhere herein, the Board knows of no other matters to be presented for consideration at the Annual Meeting by the Board or by Shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matters shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their best judgment.

      The cost of preparing and mailing this Proxy Statement and the accompanying materials and the cost of any supplementary solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile, by regular employees of the Company, without additional compensation. Brokerage firms, banks, nominees and others will be requested to forward proxy materials to the beneficial owners of the Common Stock and Preferred Stock held by them of record, and the Company will reimburse them for their reasonable out-of-pocket and clerical expenses.



May     , 1997
   -----

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

                          PGI INCORPORATED


      The undersigned hereby appoints Andrew S. Love, Jr. and Laurence A. Schiffer as the Proxies of the undersigned, each with power of substitution, to vote as designated below all of the undersigned's shares of Common and Preferred PGI Incorporated Stock held of record by the undersigned on the --- day of ------, 1997, at the Annual Meeting of Shareholders of PGI Incorporated to be held on -------, 1997, and any adjournment thereof.

1. ELECTION OF DIRECTORS       / / FOR all nominees    / / WITHHOLD AUTHORITY to
(except as marked to the       listed below            vote for all nominees
contrary below)                                        listed below

                           Andrew S. Love, Jr.       Laurence A. Schiffer


2. To consider and act upon a proposal to amend the Articles of Incorporation of the Company with respect to securing shareholder approval for any agreement or plan of merger or consolidation between the Company and any other entity or the sale of substantially all of the assets of the Company.

/ /  FOR                   / /  AGAINST             / /  ABSTAIN


3. To consider and act upon a proposal to approve the Option Agreement For Sale and Purchase between the Company's wholly-owned subsidiary, Sugarmill Woods, Inc. and The Nature Conservatory, Inc. and the related sale of approximately 4,890 acres of undeveloped real property located in Citrus County and Hernando County, Florida, together with the related sale and use of proceeds, as more particularly described in the accompanying Proxy Statement.

/ /  FOR                   / /  AGAINST             / /  ABSTAIN

4. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed in this Proxy by the undersigned shareholder.

 IF NO DIRECTION IS MADE, THE PROXY WILL BE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS, AND FOR PROPOSAL TWO AND PROPOSAL
THREE.

 PLEASE DATE AND SIGN ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE
                            ENCLOSED ENVELOPE.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                               PRELIMINARY PROXY
                                                            Dated April 24, 1997

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its exercise.


                                    Dated: ------------------------------, 1997


                                    -------------------------------------------
                                                    Signature



                                    -------------------------------------------
                                                    Signature

                                    Note: Please sign exactly as your name or names appear hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign.


        PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
                    USING THE ENCLOSED ENVELOPE.

       NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

                                                      MULTIASG.GH
Project :  Annutteliqa Hammock/Sugarmill Woods        (Form Revised 07/23/96)
           -----------------------------------        DNR 61-38(16)
Parcel #:

                   OPTION AGREEMENT FOR SALE AND PURCHASE

THIS AGREEMENT is made this 31st day of January, 1997, between Sugarmill Woods, Inc., a Florida corporation, and LOVE-PGI Partners, L.P., a Missouri limited partnership whose address is 212 South Central, Suite 100, St. Louis, MO 63105-3506, collectively referred to as "Seller" and The Nature Conservancy, a non-profit District of Columbia corporation, qualified as a public charity pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and authorized to transact business in the State of Florida as The Nature Conservancy, Inc., whose address is 222 S. Westmonte Drive, Suite 300, Altamonte Springs, FL 32714, and its successors and assigns as "Purchaser."

1.       GRANT OF OPTION.  Seller hereby grants to Purchaser and its
         ---------------
successors and assigns the exclusive option to purchase the real property located in Citrus and Hernando counties, Florida, described in Exhibit "A", together with all improvements, easements and appurtenances and riparian and littoral rights, if any (the "Property"), in accordance with the provisions of this Agreement. The legal description of the Property described in Exhibit "A" may be modified prior to closing to match the final DSL-approved legal description of the Property. This Agreement becomes legally binding on Seller upon Seller's execution of the Agreement, but exercise of the option is subject to approval by the Board of Governors of the Purchaser and/or by the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida (the "Trustees"), whose address is Florida Department of Environmental Protection, Division of State Lands, 3900 Commonwealth Blvd., Mail Station 115, Tallahassee, Florida 32399, if this option is assigned to the Trustees, and is effective only if Purchaser gives written notice of exercise to Seller.
If this option is assigned to the Trustees, the Trustees' agent in all matters shall be the Division of State Lands of the Florida Department of Environmental Protection ("DSL").

2.       OPTION TERMS.  The option payment is $100.00 ("Option Payment"), the
         ------------
receipt and sufficiency of which is hereby acknowledged by Seller. The option may be exercised during the period beginning with Purchaser's approval of this Agreement and ending 120 days after Trustees' approval of this Agreement ("Option Expiration Date"), unless extended by other provisions of this Agreement, if this Agreement is assigned to the Trustees. If this Agreement is not approved by the Trustees on or before May 28, 1997, or if the Agreement is not assigned to the Trustees, then the Option Expiration Date shall be May 28, 1997, unless extended by other provisions of this Agreement. In the event Purchaser's funds in the amount of the Purchase Price (as hereinafter defined in paragraph 3.A.) are not available by the Option Expiration Date the period of exercise of the option may be extended until such funds become available, not to exceed 60 days after the Option Expiration Date, by written notice to Seller.

3.A.     PURCHASE PRICE.  The purchase price ("Purchase Price") for the
         --------------
Property is Fourteen Million Seven Hundred Fifty-Nine Thousand Three Hundred Thirty-Five Dollars ($14,759,335.00) which, after reduction by the amount of the Option Payment, will be paid in cash (or, if this option is assigned to the Trustees in accordance with paragraph 20., by state warrant) at closing to Seller or Seller's designated agent who meets the requirements of Section 259.041(17), Florida Statutes. The Purchase Price is subject to adjustment in accordance with paragraph 3.B. This Agreement is contingent upon approval of the Purchase Price by Purchaser and upon confirmation that the final Purchase Price is not in excess of the maximum value of the Property as determined in accordance with Section 259.041(7), Florida Statutes ("DSL Approved Value"). The determination of the final DSL Approved Value and the final Purchase Price can only be made after the completion and DSL's approval of the survey required in paragraph 5.

3.B.     ADJUSTMENT OF PURCHASE PRICE.  The Purchase Price set out in paragraph
         ----------------------------
3.A. above is based on $2,816.43 per acre ("Acre Price") for an estimated 5,240.45 unsurveyed acres ("Acres"). For purposes of this Agreement, Acres shall mean those lands located within the boundary of the final DSL approved survey required

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


by paragraph 5. hereof. The Purchase Price shall be adjusted and the final Purchase Price shall be obtained by multiplying the lower of the Acre Price or the final DSL approved maximum value per Acre permitted to be paid under
Section 259.041(7), Florida Statutes ("Final DSL Approved Acre Value"), by the surveyed Acreage shown on the final DSL approved survey required by paragraph 5. hereof. The Acre Price as set forth above in this paragraph 3.B. will not decrease unless the Acre Price is in excess of the Final DSL
Approved Acre Value. If it is determined by DSL that the Acre Price is in excess of the Final DSL Approved Acre Value, the Acre Price will be reduced to the Final DSL Approved Acre Value. If the Final Adjusted Purchase Price is decreased by more than $100,000.00 because of a reduction in the Acre Price, Seller shall, in its sole discretion, have the right to terminate this Agreement and neither party shall have any further obligations under this Agreement. If Seller elects to terminate this Agreement, Seller shall provide written notice to Purchaser of his election to terminate this Agreement within 10 days after Seller's receipt of written notice from Purchaser of the final adjusted Purchase Price. In the event Seller fails to give Purchaser a written notice of termination within the aforesaid time period from receipt of Purchaser's written notice, then Seller shall be deemed to have waived any right to terminate this Agreement based upon a reduction in the Purchase Price originally stated in paragraph 3.A. The Seller acknowledges that the Acre Price and the estimated number of Acres may vary substantially from the Final DSL Approved Acre Value and the surveyed Acres as shown on the final DSL approved survey required by paragraph 5. hereof.

Notwithstanding any provision herein to the contrary, the final adjusted Purchase Price shall not exceed $14,759,335.00; even though this amount may be less than the final DSL Approved Value of the Property.

4.A.     ENVIRONMENTAL SITE ASSESSMENT.  Seller shall, at his sole cost and
         -----------------------------
expense and at least 15 days prior to the Option Expiration Date, furnish to Purchaser a Phase I environmental site assessment of the Property, and, if recommended in the Phase I environmental site assessment, a Phase II environmental site assessment both of which meet the standards and requirements of Purchaser. However, should the cost of the Phase II environmental site assessment exceed $20,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. It is Seller's responsibility to ensure that the environmental consultant contacts Purchaser regarding these standards and requirements. Seller shall use the services of a competent, professional consultant with expertise in the environmental site assessment process to determine the existence and extent, if any, of Hazardous Materials on the Property. For purposes of this Agreement "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste of any kind or any other substance which is regulated by any Environmental Law (as hereinafter defined in paragraph 4.B.). The environmental site assessment shall be certified to Purchaser and the date of certification shall be within 45 days before the date of closing, unless this 45 day time period is waived by DSL.

4.B.     HAZARDOUS MATERIALS.  In the event that the environmental site
         -------------------
assessment provided for in paragraph 4.A. confirms the presence of Hazardous Materials on the Property, Purchaser, at its sole option, may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. Should Purchaser elect not to terminate this Agreement, Seller shall, at his sole cost and expense and prior to the exercise of the option and closing, promptly commence and diligently pursue any assessment, clean up and monitoring of the Property necessary to bring the Property into full compliance with any and all applicable federal, state or local laws, statutes, ordinances, rules, regulations or other governmental restrictions regulating, relating to, or imposing liability or standards of conduct concerning Hazardous Materials ("Environmental Law"). However, should the estimated cost of clean up of Hazardous Materials exceed $100,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. In the event that Hazardous Materials placed on the Property prior to closing are discovered after closing, Seller shall remain obligated hereunder, with such obligation to survive the closing and delivery and recording of the deed described in paragraph 8. of this Agreement and Purchaser's possession of the Property, to diligently pursue and accomplish the clean up of Hazardous Materials in a manner consistent with all applicable Environmental Laws and at Seller's sole cost and expense.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


Further, in the event that neither party elects to terminate this Agreement as provided above, Seller shall indemnify and save harmless and defend Purchaser, its officers, servants, agents and employees from and against any and all claims, suits, actions, damages, liabilities, expenditures or causes of action of whatsoever kind arising from Hazardous Materials placed on the Property prior to closing whether the Hazardous Materials are discovered prior to or after closing. Seller shall defend, at his sole cost and expense, any legal action, claim or proceeding instituted by any person against Purchaser as a result of any claim, suit, or cause of action for injuries to body, life, limb or property for which Hazardous Materials placed on the Property prior to closing are alleged to be a contributing legal cause. Seller shall save Purchaser harmless from and against all judgments, orders, decrees, attorney's fees, costs, expenses and liabilities in and about any such claim, suit, investigation or defense thereof, which may be entered, incurred or assessed as a result of the foregoing.

The contractual limitation on Seller's contractual obligation to indemnify Purchaser and clean up the Property as specified in this paragraph 4.B. shall not be construed to limit Seller's legal liability under any Environmental Law for Hazardous Materials located on the Property or to limit Purchaser's legal and equitable remedies against Seller under any Environmental Laws for Hazardous Materials located on the Property.

5.       SURVEY.  Seller shall, at his sole cost and expense and not less than
         ------
30 days prior to the Option Expiration Date, deliver to DSL a current boundary survey of the Property prepared by a professional surveyor and mapper licensed by the State of Florida which meets the standards and requirements of DSL ("Survey"). It is Seller's responsibility to ensure that the surveyor and mapper contacts the Bureau of Survey and Mapping in DSL regarding these standards and requirements and the cost of the Survey prior to the commencement of the Survey. The Survey shall be certified to Purchaser and the title insurer and the date of certification shall be within 90 days before the date of closing, unless this 90 day time period is waived by DSL and by the title insurer for purposes of deleting the standard exceptions for survey matters and easements or claims of easements not shown by the public records from the owner's title policy. If the Survey shows any encroachment on the Property or that improvements intended to be located on the Property encroach on the land of others, the same shall be treated as a title defect. Seller's vesting deed legal description has been reviewed without the benefit of a field survey or comprehensive title research. The legal description of the Property described in Exhibit "A" may be modified prior to closing to match the final DSL-approved legal description of the Property. Purchaser shall reimburse Seller for 50% of the DSL approved cost of Survey, not to exceed $29,985.00, upon Seller's submission of the necessary documentation to DSL which evidences payment in full of the Survey costs by Seller. This reimbursement is contingent upon a sale of the Property to Purchaser.

6.       TITLE INSURANCE.  Seller shall, at his sole cost and expense and
         ---------------
within 45 days of Purchaser's approval of this contract, furnish to Purchaser a marketable title insurance commitment, to be followed by an owner's marketable title insurance policy (ALTA Form "B") from a title insurance company, approved by Purchaser, insuring marketable title of Purchaser to the Property in the amount of the final Purchase Price. Seller shall require that the title insurer delete the standard exceptions of such policy referring to: (a) all taxes, (b) unrecorded rights or claims of parties in possession,
(c) survey matters, (d) unrecorded easements or claims of easements, and
(e) unrecorded mechanics' liens.

7.       DEFECTS IN TITLE.  If the title insurance commitment or Survey
         ----------------
furnished to Purchaser pursuant to this Agreement discloses any defects in title which are not acceptable to Purchaser, Seller shall, within 90 days after notice from Purchaser, remove said defects in title. Seller agrees to use diligent effort to correct the defects in title within the time provided therefor, including the bringing of necessary suits, but in no event shall Seller be obligated to spend more than $100,000 to cure or remove such defects. However, should the cost to cure or remove such defects in title exceed $100,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. If Seller is unsuccessful in removing the title defects within said time Purchaser shall have the option to either: (a) accept the title as it then is with a reduction in the Purchase Price by an amount mutually agreed

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


to by the parties, (b) accept the title as it then is with no reduction in the Purchase Price, (c) extend the amount of time that Seller has to cure the defects in title, or (d) terminate this Agreement, thereupon releasing Purchaser and Seller from all further obligations under this Agreement. If Seller fails to make a diligent effort to remove the title defects, Seller shall be in default and the provisions of paragraph 17. of this Agreement shall apply.

8.       INTEREST CONVEYED.  At closing, Seller shall execute and deliver to
         -----------------
Purchaser a special warranty deed in a form acceptable to Purchaser, conveying marketable title to the Property in fee simple free and clear of all liens, reservations, restrictions, easements, leases, tenancies and other encumbrances, except for those that are acceptable encumbrances, pursuant to Paragraph 7, in the opinion of Purchaser and do not impair the marketability of the title to the Property.

9.       PREPARATION OF CLOSING DOCUMENTS.  Upon execution of this Agreement,
         --------------------------------
Seller shall submit to Purchaser a properly completed and executed beneficial interest affidavit and disclosure statement as required by Sections 286.23, 375.031(1) and 380.08(2), Florida Statutes, on DSL forms provided by Purchaser. Seller shall prepare the deed described in paragraph 8. of this Agreement, Purchaser's and Seller's closing statements and the title, possession and lien affidavit certified to Purchaser and title insurer in accordance with Section 627.7842, Florida Statutes, and an environmental affidavit on DSL forms provided by Purchaser. All prepared documents shall be submitted to Purchaser for review and approval at least 15 days prior to the Option Expiration Date.

10.      PURCHASER'S REVIEW FOR CLOSING.  Purchaser will approve or reject each
         ------------------------------
item required to be provided by Seller under this Agreement within 30 days after receipt of all of the required items. Seller will have 30 days thereafter to cure and resubmit any rejected item. In the event Seller fails to timely deliver any item, or Purchaser rejects any item after delivery, Purchaser may in its discretion extend the Option Expiration Date.

11.      EXPENSES.  Seller will pay the documentary revenue stamp tax and all
         --------
other taxes associated with the conveyance, the cost of recording the deed described in paragraph 8. of this Agreement and any other recordable instruments which Purchaser deems necessary to assure good and marketable title to the Property. All other closing expenses, including without limitation, attorney's fees shall be paid by the party incurring such expenses.

12.      TAXES AND ASSESSMENTS.  If this option is not assigned to the
         ---------------------
Trustees, all real estate taxes and assessments which are or which may become a lien against the Property shall be prorated between the parties to the date of closing. Notwithstanding any provision herein to the contrary, if this option is assigned to the Trustees, all real estate taxes and assessments which are or which may become a lien against the Property shall be satisfied of record by Seller at closing. If this option is assigned to the Trustees, and the Trustees acquire fee title to the Property between January 1 and November 1, Seller shall, in accordance with Section 196.295, Florida Statutes, place in escrow with the county tax collector an amount equal to the current taxes prorated to the date of transfer, based upon the current assessment and millage rates on the Property. In the event the Trustees acquire fee title to the Property on or after November 1, Seller shall pay to the county tax collector an amount equal to the taxes that are determined to be legally due and payable by the county tax collector.

13.      CLOSING PLACE AND DATE.  The closing shall be on or before 15 days
         ----------------------
after Purchaser exercises the option; provided, however, that if a defect exists in the title to the Property, title commitment, Survey, environmental site assessment, or any other documents required to be provided or completed and executed by Seller, the closing shall occur either on the original closing date or within 60 days after receipt of documentation curing the defects, whichever is later. The date, time and place of closing shall be set by Purchaser.

14.      RISK OF LOSS AND CONDITION OF REAL PROPERTY.  Seller assumes all risk
         -------------------------------------------
of loss or damage to the Property prior to the date of closing and warrants that the Property shall be transferred and conveyed to Purchaser in the same or essentially the same condition as of the date of Seller's execution of this Agreement, ordinary wear and tear and acts of God or other natural forces

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


excepted. However, in the event the condition of the Property is altered by an act of God or other natural force beyond the control of Seller, Purchaser may elect, at its sole option, to terminate this Agreement and neither party shall have any further obligations under this Agreement. Seller represents and warrants that, as of closing, there are no parties other than Seller in occupancy or possession of any part of the Property. Seller agrees to clean up and remove all abandoned personal property, refuse, garbage, junk, rubbish, trash and debris from the Property to the satisfaction of Purchaser prior to the exercise of the option by Purchaser.

15.      RIGHT TO ENTER PROPERTY AND POSSESSION.  Seller agrees that from the
         --------------------------------------
date this Agreement is executed by Seller, Purchaser and its agents, upon reasonable notice, shall have the right to enter the Property for all lawful purposes in connection with this Agreement, subject to the rights, privileges, terms and conditions in the following leases (collectively referred to as the "Leases"): (a) Cattle Grazing and Farming Lease dated October 30, 1993 by and between Sugarmill Woods, Inc. and Jesse Thomas; (b) Cattle Grazing and Farming Lease, dated December 17, 1994 by and between Sugarmill Woods, Inc. and
Jesse Thomas, John Thomas and Jimmie Sunday; and (c) Cattle Grazing and Farming Lease, dated December 17, 1994 between LOVE-PGI Partners, L.P., a Missouri limited partnership, and Jesse Thomas, John Thomas and Jimmie Sunday. The Leases will be terminated prior to closing. Seller shall deliver possession of the Property to Purchaser at closing.

16.      ACCESS.  Seller warrants that there is legal ingress and egress for
         ------
the Property over public roads or valid, recorded easements for the use and benefit of and as an appurtenance to the Property.

17.      DEFAULT.  If Seller defaults under this Agreement, Purchaser may waive
         -------
the default and proceed to closing, seek specific performance, or refuse to close and elect to receive the return of any money paid, each without waiving any action for damages, or any other remedy permitted by law or in equity resulting from Seller's default.

18.      BROKERS.  Each party represents that no persons, firms, corporations
         -------
or other entities are entitled to a real estate commission or other fees as a result of this Agreement or subsequent closing, except as accurately disclosed on the disclosure statement required in paragraph 9. Seller shall indemnify and hold Purchaser harmless from any and all such claims, whether disclosed or undisclosed.

19.      RECORDING.  This Agreement, or notice of it, may be recorded by
         ---------
Purchaser in the appropriate county or counties. In the event Purchaser records this Agreement and defaults under this Agreement and this transaction does not close, Purchaser will execute and deliver a quit claim deed to Seller which releases all Purchaser's interest in the Property.

20.      ASSIGNMENT.  This Agreement may be assigned by Purchaser only to the
         ----------
Trustees, in which event Purchaser will provide written notice of assignment to Seller. This Agreement may not be assigned by Seller without the prior written consent of Purchaser.

21.      TIME.  Time is of essence with regard to all dates or times set forth
         ----
in this Agreement. If the date for performance of any act hereunder falls on a Saturday, Sunday or legal holiday, then the time for performance shall be deemed extended to the next successive business day.

22.      SEVERABILITY.  In the event any of the provisions of this Agreement
         ------------
are deemed to be unenforceable, the enforceability of the remaining provisions of this Agreement shall not be affected.

23.      SUCCESSORS IN INTEREST.  Upon Seller's execution of this Agreement,
         ----------------------
Seller's successors and assigns will be bound by it. Upon Purchaser's approval of this Agreement and Purchaser's exercise of the option, Purchaser and Purchaser's successors and assigns will be bound by it. Whenever used, the singular shall include the plural and one gender shall include all genders.

24.      ENTIRE AGREEMENT.  This Agreement contains the entire agreement
         ----------------
between the

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties.

25.      WAIVER.  Failure of either party to insist upon strict performance
         ------
of any covenant or condition of this Agreement, or to exercise any right herein contained, shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or right; but the same shall remain in full force and effect.

26.      AGREEMENT EFFECTIVE.  This Agreement or any modification, amendment
         -------------------
or alteration thereto, shall not be effective or binding upon any of the parties hereto until it has been executed by all of the parties hereto.

27.      COUNTERPARTS.  This Agreement may be executed in one or more
         ------------
counterparts, but all such counterparts, when duly executed, shall constitute one and the same Agreement.

28.      ADDENDUM.  Any addendum attached hereto that is signed by the parties
         --------
shall be deemed a part of this Agreement.

29.      NOTICE.  Whenever either party desires or is required to give notice
         ------
unto the other, it must be given by written notice, and either delivered personally by a nationally recognized overnight delivery service or mailed to the appropriate address indicated on the first page of this Agreement, or such other address as is designated in writing by a party to this Agreement. Any notice delivered or mailed as herein provided shall be deemed effectively given or received on the date of delivery if delivered by hand or delivery service or on the date indicated on the return receipt if mailed.

30.      SURVIVAL.  The covenants, warranties, representations, indemnities
         --------
and undertakings of Seller set forth in this Agreement shall survive the closing, the delivery and recording of the deed described in paragraph 8. of this Agreement and Purchaser's possession of the Property.

31.      APPROVAL.  All of Seller's obligations under this Agreement are
         --------
contingent upon approval of this Agreement by the shareholders of PGI, Inc. by April 1, 1997. Seller shall provide written evidence of approval of this Agreement by the shareholders of PGI, Inc. by April 1, 1997. Either party may terminate this Agreement if the requisite shareholder approval is not obtained, and thereafter neither party shall have any further obligations under this Agreement.

THIS AGREEMENT IS INITIALLY TRANSMITTED TO THE SELLER AS AN OFFER. IF THIS AGREEMENT IS NOT EXECUTED BY THE SELLER ON OR BEFORE JANUARY 20, 1997, THIS OFFER WILL BE VOID UNLESS THE PURCHASER, AT ITS SOLE OPTION, ELECTS TO ACCEPT THIS OFFER. IF THIS OPTION IS ASSIGNED TO THE TRUSTEES, THE EXERCISE OF THIS OPTION IS SUBJECT TO: (1) APPROVAL OF THE PURCHASE PRICE AS SET FORTH IN PARAGRAPH 3.A. BY THE TRUSTEES, (2) CONFIRMATION THAT THE FINAL ADJUSTED PURCHASE PRICE IS NOT IN EXCESS OF THE DSL APPROVED VALUE OF THE PROPERTY, AND (3) DSL APPROVAL OF ALL DOCUMENTS TO BE FURNISHED HEREUNDER BY SELLER. THE STATE OF FLORIDA'S PERFORMANCE AND OBLIGATION TO PAY UNDER THIS AGREEMENT IS CONTINGENT UPON AN ANNUAL APPROPRIATION BY THE LEGISLATURE.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT ON SELLER UPON SELLER'S EXECUTION OF THE AGREEMENT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.


                                                SELLER

                                       SUGARMILL WOODS, INC.,
                                       a Florida corporation

   /s/ Terry Bopp                      By: /s/ Laurence A. Schiffer
----------------------------------        --------------------------------
Witness as to Seller
                                       Name: Laurence A. Schiffer
                                            ------------------------------
   /s/ George R. Heinz
----------------------------------
Witness as to Seller                   Its: President
                                           -------------------------------

                                            59-1440671
                                       -----------------------------------
                                       F.E.I.D. No.

                                            January 14, 1997
                                       -----------------------------------
                                       Date signed by Seller

                                               (CORPORATE SEAL)

                                       LOVE-PGI Partners, L.P., a Missouri
                                       limited partnership

                                       By: Love Investment Company,
                                          --------------------------------
                                           a Missouri corporation
                                          --------------------------------

                                       Its: Managing General Partner
                                           -------------------------------

                                       By: /s/ Laurence A. Schiffer
                                          --------------------------------
   /s/ Terry Bopp                      Name: Laurence A. Schiffer
----------------------------------        --------------------------------
Witness as to Seller
                                       Its: President
                                           -------------------------------
   /s/ George R. Heinz
----------------------------------
Witness as to Seller                        43-1441822
                                       -----------------------------------
                                       F.E.I.D. No.

                                            January 14, 1997
                                       -----------------------------------
                                       Date signed by Seller

                                               (CORPORATE SEAL)

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


                                                  PURCHASER

                                       THE NATURE CONSERVANCY, a
                                       nonprofit District of Columbia
                                       corporation authorized to
                                       transact business in the State
                                       of Florida as The Nature Conservancy,
                                       Inc.

                                       By: /s/ Robert Bendick, Jr.
                                          ------------------------------------
   /s/ ????????                        Name: Robert Bendick, Jr.
----------------------------------          ----------------------------------
Witness as to Purchaser
                                       Its: Regional Director
                                           -----------------------------------
   /s/ Jeri Vetter
----------------------------------
Witness as to Purchaser                           (CORPORATE SEAL)

                                            53-62-42652
                                       ---------------------------------------
                                               F.E.I.D. No.

                                                   1/31/97
                                       ---------------------------------------
                                       Date signed by Purchaser


STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
------------------------------------
             TERRY BOPP                      TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
          STATE OF MISSOURI             (Printed, Typed or Stamped Name of
          St. Louis County               Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, for and on behalf of the corporation as the Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
------------------------------------
             TERRY BOPP                      TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
         STATE OF MISSOURI              (Printed, Typed or Stamped Name of
          St. Louis County               Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------


STATE OF FLORIDA    )
                    )
COUNTY OF SEMINOLE  )


      The foregoing instrument was acknowledged before me this 31st day of January, 1997, by Robert L. Bendick, Jr., as Regional Director of the Nature Conservancy, a non-profit District of Columbia corporation authorized to transact business in the State of Florida as The Nature Conservancy, Inc., on behalf of the corporation. He is personally known to me.


(NOTARY PUBLIC SEAL)                     /s/ Jeri Vetter
        SEAL                           ---------------------------------------
                                       Notary Public

       JERI VETTER
      Notary Public                    ---------------------------------------
     STATE OF FLORIDA                  (Printed, Typed or Stamped Name of
    My Commission CC588460              Notary Public)
    Expires Sep. 25, 2000
                                       Commission No.:
                                                      ------------------------
                                       My Commission Expires:
                                                             -----------------

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


                                  EXHIBIT "A"

All of the lands described herein as lying in Citrus County, Florida, are portions of previously platted Sugarmill Woods as per the map or plat thereof recorded in Plat Book 9, Page 86, through Plat Book 11, Page 22, inclusive, of the Public Records of Citrus County, Florida:

All of Section 13, Township 20 South, Range 18 East, Citrus County, Florida, LESS the Southeast 1/4 thereof, ALSO LESS right-of-way for State Road 581, ALSO LESS road right-of-way as conveyed by instrument recorded in Official Records Book 156, Page 463 of the Public Records of Citrus County, Florida.

AND
All of Section 14, Township 20 South, Range 18 East, Citrus County, Florida, LESS the Southeast 1/4 of the Southwest 1/4 of said Section 14, ALSO LESS the Southwest 1/4 of the Southeast 1/4 of said Section 14.

AND
That part of Section 15, Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida.

AND
That part of Section 22, Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida.

AND
The West 1/4 of Section 23, Township 20 South, Range 18 East, Citrus County, Florida.

AND
The Southwest 1/4, AND the South 1/2 of the Northwest 1/4, AND the Northwest 1/4 of the Northwest 1/4, AND the Southwest 1/4 of the Northeast 1/4, AND the West 1/2 of the Southeast 1/4, all lying in and being a part of Section 26, Township 20 South, Range 18 East, Citrus County, Florida, LESS right-of-way for County Road 480 (formerly known as State Road 480) as shown on said plat of Sugarmill Woods.

AND

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

That part of Section 27, Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida, LESS right-of-way for County Road 480 (formerly known as State Road 480) as shown on said plat of Sugarmill Woods.

AND

That part of Section 34 Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida.

AND

The Southwest 1/4 of the Southwest 1/4, AND the North 1/2 of the Southwest 1/4, AND the Northwest 1/4, all lying in and being a part of Section 35 Township
20 South, Range 18 East, Citrus County, Florida, LESS right-of-way for County Road 480 (formerly known as State Road 480) as shown on said plat of Sugarmill Woods.

AND

That part of Tract-TC of said Sugarmill Woods lying Easterly of the Easterly boundary of that certain parcel of land described in Official Records Book 957, Page 1452 of the Public Records of Citrus County, Florida, LESS right-of-way for U.S. Highway 98.

AND

Tract-TC of Sugarmill Woods as per the map or plat thereof recorded in Plat Book 14, Pages 1 through 102 inclusive, of the Public Records of Hernando County, Florida, LESS right-of-way for U.S. Highway 98.



                                    Page 10a

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

AND

A portion of that certain parcel of land described in Official Records
Book 957, Page 1452 of the Public Records of Citrus County, Florida, lying in and being a part of Tract T.C. as per the map or plat of Sugarmill Woods, Cypress Village recorded in Plat Book 9, Pages 86 through 150 inclusive, and Plat Book 10, Pages 1 through 150 inclusive, and Plat Book 11, Pages 1 through 16, of the Public Records of Citrus County, Florida, lying in and being a part of Sections 28 and 33 of Township 20 South, Range 18 East, Citrus County, Florida, being more particularly described as follows:
For a point of reference, commence at the Northwest corner of said Tract T.C.; thence S. 76 deg. 23 feet 40 inches E. along the North boundary of said Tract T.C., said boundary being the Southerly right-of-way boundary of County Road 480 (formerly known as State Road 480) as shown on said Sugarmill Woods, Cypress Village, a distance of 1336.28 feet for a POINT OF BEGINNING, said point being the Northeast corner of that certain parcel of land described in Official Records Book 864, Page 963 of the Public Records of Citrus County, Florida; thence along the Northerly boundary of said Tract T.C., and the Southerly right-of-way boundary of said County Road 480, the following two (2) courses: (1) continue S. 76 deg. 23 feet 40 inches E. a distance of
620.11 feet; (2) S. 77 deg. 14 feet 35 inches E., a distance of 553.55 feet; thence S. 00 deg. 00 feet 27 inches E. along the Easterly boundary of said certain parcel described in Official Records Book 957, Page 1452 of the Public Records of Citrus County, Florida, a distance of 9327.11 feet to a point on the Northeasterly right-of-way boundary of U.S. Highway 98, said boundary being 132.00 feet Northeasterly of the centerline of said U.S. Highway 98, as described in quit-claim deed recorded in Deed Book 97, Page 121 of the Public Records of Citrus County, Florida; thence the following two (2) courses along said Northeasterly right-of-way boundary: (1) N. 47 deg. 53 feet 58 inches W., a distance of 3126.49 feet to a point of curvature; thence Northwesterly
29.33 feet along the arc of a curve to the left, said curve having a radius of 5861.30 feet, a central angle of 00 deg 17 feet 12 inches, and a chord bearing and distance of N. 48 deg. 03 feet 08 inches W., 29.33 feet, to a point of intersection with the Easterly boundary of a 100 foot wide Florida Power Corporation easement as shown on said Sugarmill Woods, Cypress Village; thence N. 00 deg. 00 feet 27 inches W. along said Easterly boundary, a distance of 3393.69 feet to the Southwest corner of the "Treatment Plant Parcel" as described in Official Records Book 799, page 1720, of the Public Records of Citrus County, Florida; thence the following six (6) courses along the boundaries of said Treatment Plant Parcel: (1) N. 89 deg. 59 feet 33 inches E., a distance of 1050.00 feet; (2) N. 00 deg. 00 feet 27 inches W., a distance of 1250.00 feet; (3) N. 89 deg. 59 feet 33 inches E., a distance of 700.00 feet; (4) N. 00 deg. 00 feet 27 inches W., a distance of 1224.60 feet;
(5) N. 23 deg. 24 feet 54 inches W., a distance of 664.57 feet;
(6) S. 68 deg. 15 feet 14 inches W., a distance of 309.24 feet; thence
N. 00 deg. 00 feet 27 inches W., a distance of 64.59 feet to the Southwest corner of said certain parcel of land described in Official Records Book 864, Page 963 of the Public Records of Citrus County, Florida; thence
N. 00 deg. 00 feet 27 inches W. along the Easterly boundary of said certain parcel, a distance of 1051.14 feet to the POINT OF BEGINNING.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

LESS AND EXCEPT the following described property in Citrus County, Florida:
Commence at the Northwest corner of Section 28, Township 20 South, Range 18 East, Citrus County, Florida, thence N. 89 deg. 57 feet 27 inches E along the North line of said Section 28 a distance of 147.35 feet to a point on the Southerly right-of-way line of County Road No. 480 as shown on plat of Sugarmill Woods Cypress Village, Plat Book 9, Pages 86-150, Plat Book 10, Pages 1-150, Plat Book 11, Pages 1-16 and as Amended in Plat Book 9, Page 87A of the Public Records of Citrus County, Florida, thence S 76 deg. 23 feet 40 inches E along said Southerly right-of-way line a distance of 188.44 feet to the Northwest corner of Tract T-C, as shown on said Plat of Sugarmill Woods, also being a point on the Westerly right-of-way line of a Florida Power Corporation Easement as recorded in Deed Book 86, Page 87 Public Records of Citrus County, Florida, thence S 0 deg. 00 feet 27 inches E along said Westerly right-of-way line a distance of 1892.11 feet, thence S 88 deg. 58 feet 16 inches E 100.02 feet to a point on the Easterly right-of-way line of said Florida Power Corporation Easement said point also being the Northwest corner of land described in Official Record Book 799, Page 1720 through 1722, Public Records of Citrus County, Florida, thence S 0 deg. 00 feet 27 inches E along said Easterly right-of-way also being the Westerly boundary of said described lands 2506.26 feet to the Southwest corner of said lands and the Point of Beginning, thence N 89 deg. 59 feet 33 inches E along the Southerly line of said described lands a distance of 320.00 feet, thence S 00 deg. 00 feet 27 inches E parallel to the Easterly right-of-way line of said Florida Power Corporation Easement, a distance of 320.00 feet, thence S 89 deg. 59 feet 33 inches W, parallel to the Southerly boundary line of said described lands to a point on the Easterly right-of-way line of said Florida Power Corporation Easement, a distance of 320.00 feet, thence N 0 deg. 00 feet 27 inches W along said Easterly right-of-way line a distance of 320.00 feet to the Point of Beginning.

Containing 2.35 acres more or less

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


                                   ADDENDUM
                                   --------
                  BENEFICIAL INTEREST AND DISCLOSURE AFFIDAVIT
                                   (OTHER)

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )

 Before me, the undersigned authority, personally appeared Laurence A. Schiffer, ("affiant"), this 14th day of January, 1997, who, first being duly sworn, deposes and says:
 1) That Sugarmill Woods, Inc., a Florida corporation whose address is
212 South Central, Suite 100, St. Louis, MO 63015-3506 are the record owners of the Property. As required by Section 286.23, Florida Statutes, the following is a list of every "person" (as defined in Section 1.01(3), Florida Statutes) holding 5% or more of the beneficial interest in the disclosing entity: (if more space is needed, attach separate sheet)


     Name                              Address                  Approx. Interest
     ----                              -------                  ------- --------
     Al Johns                  26400 Seminole Lakes Blvd.              5%
                               Punta Gorda, FL 33955

     BIB Holdings (USA) Inc.   Metro Center, 1 Station Place          12%
                               Stamford, CT 06902

     Andrew S. Love, Jr.       212 S. Central, #201                    5%
                               St. Louis, MO 63105

     Harold Vernon Estate      Unknown                                13%

 2) That to the best of the affiant's knowledge, all persons who have a financial interest in this real estate transaction or who have received or will receive real estate commissions, attorney's or consultant's fees or
             -----------------------------------------------------------
any other fees or other benefits incident to the sale of the Property are:
--------------------------------


     Name/Amount                                          Address                            Reason for Payment
     -----------                                          -------                            ------ --- -------
     Ronald R. Richmond, Esq.                      1435 E. Piedmont, #201                        Attorney
     $150,000 (est)                                Tallahassee, FL 32312

     Buddy Selph (Tommie Dawson Realty)            675 Ponce De Leon Blvd.                       Real Estate
     $100,000 (est)                                Brooksville, FL 34601                         Broker

     Peper, Martin, Jensen, Maichel and Hetlage    720 Olive Street                              Attorney
     $20,000 (est)                                 St. Louis, MO 63101

     Berryman & Henigar                            640 East Highway 44                           Consultant
     $7,500 (est)                                  Crystal River, FL 34429-4399

     D. C. Johnson & Assoc.                        11911 S. Curley St.                           Surveyor
     $59,971 (est)                                 San Antonio, FL 33576

     Coastal Engineering Assoc., Inc.              966 Candlelight Blvd.                         Environmental
     $4,500 (est)                                  Brooksville, FL 34601

     Rogers Appraisal Group, Inc.<F1>              3581 Cardinal Point Drive
                                                   Jacksonville FL 32257                         Appraisal
     Hunnicut-Arnold, Inc.<F2>                     1357 Feather Sound Drive, #350
     $14,000 (total appraisal est)                 Clearwater, FL 34622

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


 3) That, to the best of the affiant's knowledge, the following is a true history of all financial transactions (including any existing option or purchase agreement in favor of affiant) concerning the Property which have taken place or will take place during the last five years prior to the conveyance of title to the State of Florida: (if non-applicable, please indicate "None" or "Non-Applicable")


Name and Address                                                              Type of                      Amount of
of Parties Involved                        Date                             Transaction                   Transaction
-------------------                        ----                             -----------                   -----------
First Union/PGI                        March 28, 1996                    Loan Modification

First Union/PGI                        May 13, 1994                      Loan Modification

BancFlorida/PGI                        July 8, 1992                      Loan Modification

 This affidavit is given in compliance with the provisions of Sections 286.23, 375.031(1), and 380.08(2), Florida Statutes.

AND FURTHER AFFIANT SAYETH NOT.        AFFIANT

                                         /s/ Laurence A. Schiffer
                                       ---------------------------------------
                                       Laurence A. Schiffer

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
--------------------------------------
       TERRY BOPP                            TERRY BOPP
 Notary Public - Notary Seal           ---------------------------------------
     STATE OF MISSOURI                 (Printed, Typed or Stamped Name of
      St. Louis County                  Notary Public)
My Commission Expires: July 11, 1998
-------------------------------------  Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


                                   ADDENDUM
                                   --------
                  BENEFICIAL INTEREST AND DISCLOSURE AFFIDAVIT
                                   (OTHER)

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )

 Before me, the undersigned authority, personally appeared Laurence A. Schiffer, ("affiant"), this 14th day of January, 1997, who, first being duly sworn, deposes and says:
 1) That LOVE-PGI Partners, L.P., a Missouri corporation whose address is 212 South Central, Suite 100, St. Louis, MO 63105-3506 are the record owners of the Property. As required by Section 286.23, Florida Statutes, the following is a list of every "person" (as defined in Section 1.01(3), Florida Statutes) holding 5% or more of the beneficial interest in the disclosing entity: (if more space is needed, attach separate sheet)


     Name                              Address                  Approx. Interest
     ----                              -------                  ------- --------
     BIB Holdings (USA) Inc.   Metro Center, 1 Station Place          30%
                               Stamford, CT 06902

     Dan Baty                  3131 Elliott, Suite 500                 6%
                               Seattle, WA 98121

     Andrew S. Love, Jr.       212 S. Central, #201                   15%
                               St. Louis, MO 63105

     Southwest Bank            2301 S. Kingshighway                    6%
                               St. Louis, MO 63110

 2) That to the best of the affiant's knowledge, all persons who have a financial interest in this real estate transaction or who have received or will receive real estate commissions, attorney's or consultant's fees or
             -----------------------------------------------------------
any other fees or other benefits incident to the sale of the Property are:
--------------------------------


     Name                                                 Address                          Reason for Payment
     ----                                                 -------                          ------------------
     Amount
     ------
                         Combined with Sugarmill Woods contract.

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


 3) That, to the best of the affiant's knowledge, the following is a true history of all financial transactions (including any existing option or purchase agreement in favor of affiant) concerning the Property which have taken place or will take place during the last five years prior to the conveyance of title to the State of Florida: (if non-applicable, please indicate "None" or "Non-Applicable")


Name and Address                                                              Type of                     Amount of
of Parties Involved                        Date                             Transaction                  Transaction
-------------------                        ----                             -----------                  -----------
Sugarmill Woods, Inc. &                 July 9, 1992                      Warranty Deed on               $2,213,324.51
& Love-PGI Partners, L.P.                                                 350 A

Love Real Estate Company                July 1, 1992                      Mortgage & Security            $1,041,649.00
& Love-PGI Partners, L.P.                                                 Agreement on 350 A

Love-PGI Partners, L.P.                 September 1, 1996                 Subordination Agreement
Love Real Estate Company
& Federal Deposit Insurance Corporation

 This affidavit is given in compliance with the provisions of Sections 286.23, 375.031(1), and 380.08(2), Florida Statutes.

AND FURTHER AFFIANT SAYETH NOT.        AFFIANT

                                         /s/ Laurence A. Schiffer
                                       ---------------------------------------
                                       Laurence A. Schiffer

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
-------------------------------------
       TERRY BOPP                            TERRY BOPP
 Notary Public - Notary Seal           ---------------------------------------
     STATE OF MISSOURI                 (Printed, Typed or Stamped Name of
      St. Louis County                  Notary Public)
My Commission Expires: July 11, 1998
-------------------------------------  Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY


                                    ADDENDUM
                                    --------
                       (NON-FLORIDA LIMITED PARTNERSHIP)
                    (NON-FLORIDA CORPORATE GENERAL PARTNER)

A. At the same time that Seller submits the closing documents required by paragraph 9. of this Agreement, Seller shall also submit the following to
DSL:

       1. Copies of the written partnership agreement and certificate of limited partnership and all amendments thereto,

       2. Certificates of Good Standing from the Secretary of State of the State of Florida and the Secretary of State of the State of Missouri for the Seller and the general partner of the Seller,

       3. All certificates, affidavits, resolutions or other documents as may be required by DSL or the title insurer, which authorize the sale of the Property to Purchaser in accordance with the terms of this Agreement and evidence the authority of one or more of the general partners of Seller to execute this Agreement and all other documents required by this Agreement, and

       4.    Copy of proposed opinion of counsel as required by paragraph B.
       below.

B. As a material inducement to Purchaser entering into this Agreement and to consummate the transaction contemplated herein, Seller covenants, represents and warrants to Purchaser as follows:

       1. Seller's execution of this Agreement and the performance by Seller of the various terms and conditions hereof, including, without limitation, the execution of all agreements, notices and other documents hereunder, have been duly authorized by the requisite partnership authority of Seller.

       2. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Missouri and is duly licensed and in good standing and qualified to own real property in the State of Florida.

       3. The general partner of Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and is duly licensed or qualified and in good standing in the State of Florida.

       4. The general partner of Seller has the requisite authority to execute this Agreement on behalf of the Seller and to perform the various terms and conditions hereof, including without limitation the authority to execute all agreements, notices and other documents required hereunder.

       5. This Agreement, when executed and delivered, will be valid and legally binding upon Seller and enforceable in accordance with its terms and neither the execution of this Agreement and the other instruments to be executed hereunder by Seller, nor the performance by it of the various terms and conditions hereto will violate the terms of the partnership agreement or certificate of limited partnership or any amendment thereto.

At the closing, Seller shall deliver to Purchaser an opinion of counsel to the effect that the covenants, representations and warranties contained above in this paragraph B. are true and correct as of the closing date. In rendering the foregoing opinion, such counsel may rely as to factual matters upon certificates

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

or other documents furnished by beneficiaries, partners, officers, officials and other counsel of Seller, and upon such other documents and data as such beneficiaries, partners, officers, officials and counsel may deem appropriate.


          SELLER                                     PURCHASER

LOVE-PGI Partners, L.P. a Missouri       THE NATURE CONSERVANCY, a nonprofit
limited partnership                      District of Columbia corporation
                                         authorized to transact business in the
By:   Love Investment Company,           State of Florida as The Nature
    ---------------------------------    Conservancy, Inc.
      a Missouri corporation
    ---------------------------------
Its:  Managing General Partner           By:   /s/ Robert L. Bendick, Jr.
     --------------------------------        ----------------------------------
                                               ROBERT L. BENDICK, JR.

                                         Its:  Regional Director
                                              ---------------------------------
By:    /s/ Laurence A. Schiffer
    ---------------------------------
Name:  Laurence A. Schiffer
      -------------------------------
Its:   President
     --------------------------------
       43-1441822
-------------------------------------
F.E.I.D. No.

       January 14, 1997
-------------------------------------
Date signed by Seller

        (CORPORATE SEAL)


       January 14, 1997                        1/31/97
-------------------------------------    --------------------------------------
Date Signed by Seller                    Date signed by Purchaser

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY



                                    ADDENDUM
                                    --------
                              (CORPORATE/FLORIDA)


A. At the same time that Seller submits the closing documents required by paragraph 9. of this Agreement, Seller shall also submit the following to DSL:

       1. Corporate resolution which authorizes the sale of the Property to Purchaser in accordance with the provisions of this Agreement and a certificate of incumbency,

       2. Certificate of good standing from the Secretary of State of the State of Florida, and

       3.    Copy of proposed opinion of counsel as required by paragraph B.
       below.

B. As a material inducement to Purchaser entering into this Agreement and to consummate the transaction contemplated herein, Seller covenants, represents and warrants to Purchaser as follows:

       1. The execution of this Agreement and the performance by it of the various terms and conditions hereof, including, without limitation, the execution of all agreements, notices and other documents hereunder, have been duly authorized by the requisite corporate authority of Seller.

       2. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is duly qualified to own real property in the State of Florida.

       3. This Agreement, when executed and delivered, will be valid and legally binding upon Seller and enforceable in accordance with its terms and neither the execution of this Agreement and the other instruments to be executed hereunder by Seller, nor the performance by it of the various terms and conditions hereto will violate the Articles of Incorporation or By-Laws of Seller.

At the closing, Seller shall deliver to Purchaser an opinion of counsel to the effect that the covenants, representations and warranties contained above in this paragraph B. are true and correct as of the closing date. In rendering the foregoing opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by partners, officers, officials and other counsel of Seller, and upon such other documents and data as such partners, officers, officials and counsel may deem appropriate.

          SELLER                                     PURCHASER

SUGARMILL WOODS, INC.,                   THE NATURE CONSERVANCY, a nonprofit
a Florida corporation                    District of Columbia corporation
                                         authorized to transact business in the
By:    /s/ Laurence A. Schiffer          State of Florida as The Nature
    ---------------------------------    Conservancy, Inc.
Name:  Laurence A. Schiffer
    ---------------------------------
Its:   President                         By:   /s/ Robert L. Bendick, Jr.
     --------------------------------        ----------------------------------
       59-1440671                              ROBERT L. BENDICK, JR.
-------------------------------------
F.E.I.D. No.                             Its:  Regional Director
                                              ---------------------------------

        (CORPORATE SEAL)                            (CORPORATE SEAL)

        January 14, 1997                       1/31/97
-------------------------------------    --------------------------------------
Date Signed by Seller                    Date signed by Purchaser

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY



                            ENVIRONMENTAL AFFIDAVIT
                            -----------------------
                                    (OTHER)

Laurence Schiffer ("Affiant"), being first duly sworn, deposes and says that Affiant on behalf of Seller (as hereinafter defined) makes these representations to the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA ("Purchaser"), and Affiant further states:

       1. That the Affiant is the President of Sugarmill Woods, Inc., a Florida corporation and the President of Love Investment Company, a Missouri corporation, Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership (collectively "Seller") and in such capacity has personal knowledge of the matters set forth herein, and he has been authorized by the Seller to make this Affidavit on Seller's behalf.

       2. That Seller is the sole owner in fee simple and now in possession of the following described property together with improvements located thereon located in Citrus and Hernando counties, Florida, to-wit:

             See Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter the "Property").

       3. That Seller is conveying the Property to BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA.

       4. For purposes of this Affidavit the term "Environmental Law" shall mean any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the protection of the environment or human health, welfare or safety, or to the emission, discharge, seepage, release or threatened release of Hazardous Materials (as hereinafter defined) into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the handling of such Hazardous Materials. For purposes of this Affidavit the term "Hazardous Materials" shall mean any contaminant, chemical, waste, irritant, petroleum product, waste product, radioactive material, flammable or corrosive substance, explosive, poly-chlorinated biphenyls, asbestos, hazardous or toxic substance, material or waste of any kind, or any other substance which is regulated by any Environmental Law.

       5. As of the date of Seller's conveyance of the Property to BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, Seller warrants and represents to Purchaser, its successors and assigns that:

             (i) Seller has not placed, or permitted to be placed, any Hazardous Materials on the Property, and, to the best of Seller's knowledge, no other person or entity has placed, or permitted to be placed, any Hazardous Materials on the Property.

             (ii) To the best of Seller's knowledge, there does not exist on the Property any condition or circumstance which requires or may, in the future, require cleanup, removal or other remedial action or other response under Environmental Laws on the part of Seller or a subsequent owner of all or any portion of the Property or which would subject Seller or a subsequent owner of all or any portion of the Property to liability, penalties, damages or injunctive relief.
             (iii) To the best of Seller's knowledge, no underground treatment, buried, partially buried or above ground storage tanks, storage vessels, sumps, drums, containers, water, gas or oil wells, or landfills are or have ever been located on the Property.

             (iv)    Seller, and to the best of Seller's knowledge, any other

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

person or entity that has owned, occupied or possessed the Property, has never violated, and is presently in compliance with, all Environmental Laws applicable to the Property.

             (v) No warning notice, notice of violation, administrative complaint, judicial complaint or other formal or informal notice has been issued by any federal, state or local environmental agency alleging that conditions on the Property are in violation of any Environmental Law.

             (vi) Seller is not subject to any judgment, decree, order or citation related to or arising out of Environmental Laws, and Seller has not been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Law.

       6. That Seller makes this Affidavit for the purpose of inducing Purchaser to purchase the Property, and Seller acknowledges that Purchaser will rely upon the representations and warranties set forth in this Affidavit.


                                                   SELLER

                                         SUGARMILL WOODS, INC.,
                                         a Florida corporation

  /s/ Terry Bopp                         By:    /s/ Laurence A. Schiffer
-----------------------------------          ---------------------------------
Witness as to Seller                     Name:  Laurence A. Schiffer
                                             ---------------------------------
  /s/ George R. Heinz                    Its:   President
-----------------------------------           --------------------------------
Witness as to Seller                            59-1440671
                                         -------------------------------------
                                         F.E.I.D. No.

                                                 January 14, 1997
                                         -------------------------------------
                                         Date Signed by Seller

                                                 (CORPORATE SEAL)

                                         LOVE-PGI Partners, L.P. a Missouri
                                         limited partnership

                                         By:   Love Investment Company,
                                             ---------------------------------
                                               a Missouri corporation
                                             ---------------------------------
                                         Its:  Managing General Partner
                                              --------------------------------
                                         By:    /s/ Laurence A. Schiffer
                                             ---------------------------------
  /s/ Terry Bopp                         Name:  Laurence A. Schiffer
-----------------------------------            -------------------------------
Witness as to Seller                     Its:   President
                                              --------------------------------
  /s/ George R. Heinz                           43-1441822
-----------------------------------      -------------------------------------
Witness as to Seller                     F.E.I.D. No.

                                                January 14, 1997
                                         -------------------------------------
                                         Date signed by Seller

                                                 (CORPORATE SEAL)

                                  CONFIDENTIAL - FOR USE OF THE COMMISSION ONLY

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
------------------------------------
            TERRY BOPP                       TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
         STATE OF MISSOURI             (Printed, Typed or Stamped Name of
         St. Louis County              Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, for and on behalf of the corporation as the Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                                   /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                                    Notary Public
------------------------------------
            TERRY BOPP                       TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
         STATE OF MISSOURI             (Printed, Typed or Stamped Name of
         St. Louis County              Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------